                                                                   Exhibit 10.75

                         HANOVER EQUIPMENT TRUST 2001B,



                             ---------------------



                     THE HANOVER GUARANTORS PARTIES HERETO,


                                       AND


                              WILMINGTON TRUST FSB,
                         AS TRUSTEE AND COLLATERAL AGENT


                       8.75% Senior Secured Notes due 2011


                             ---------------------



                                    INDENTURE

                           Dated as of August 30, 2001


                             ---------------------
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                                Table of Contents

                                                                                            Page
                                                                                            ----
                     ARTICLE I Definitions and Incorporation by Reference

        SECTION 1.1.   Definitions...........................................................1
        SECTION 1.2.   Other Definitions.....................................................1
        SECTION 1.3.   Incorporation by Reference of Trust Indenture Act.....................2
        SECTION 1.4.   Rules of Construction.................................................3

                                   ARTICLE II The Securities

        SECTION 2.1.   Form, Dating and Terms................................................3
        SECTION 2.2.   Execution and Authentication..........................................9
        SECTION 2.3.   Registrar and Paying Agent...........................................10
        SECTION 2.4.   Paying Agent To Hold Money in Trust..................................11
        SECTION 2.5.   Securityholder Lists.................................................11
        SECTION 2.6.   Transfer and Exchange................................................11
        SECTION 2.7.   Form of Certificate to be Delivered in Connection with
                          Transfers to Institutional Accredited Investors...................14
        SECTION 2.8.   Form of Certificate to be Delivered in Connection with
                          Transfers Pursuant to Regulation S................................17
        SECTION 2.9.   Mutilated, Destroyed, Lost or Stolen Securities......................18
        SECTION 2.10.  Outstanding Securities...............................................19
        SECTION 2.11.  Temporary Securities.................................................19
        SECTION 2.12.  Cancellation.........................................................19
        SECTION 2.13.  Payment of Interest; Defaulted Interest..............................20
        SECTION 2.14.  Computation of Interest..............................................21
        SECTION 2.15.  CUSIP Numbers........................................................21
        SECTION 2.16.  Taxes................................................................21

                              ARTICLE III Covenants of the Issuer

        SECTION 3.1.   Payment of Securities................................................22
        SECTION 3.2.   SEC Reports and Available Information................................22
        SECTION 3.3.   Asset Disposition Offer..............................................23
        SECTION 3.4.   Change of Control....................................................24
        SECTION 3.5.   Protection of Collateral.............................................25
        SECTION 3.6.   Negative Covenants Regarding Collateral..............................26
        SECTION 3.7.   Non-Consolidation of the Issuer......................................26
        SECTION 3.8.   No Bankruptcy Petition...............................................26
        SECTION 3.9.   Limitation on Liens; Fixtures........................................27
        SECTION 3.10.  Other Indebtedness...................................................27
        SECTION 3.11.  Guarantees, Loans, Advances and Other Obligations....................27
        SECTION 3.12.  Consolidation, Merger and Sale of Assets.............................27
        SECTION 3.13.  Capital Expenditures.................................................27
        SECTION 3.14.  Payments of Collateral...............................................28
        SECTION 3.15.  No Subsidiaries......................................................28

                                              i
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        SECTION 3.16.   Investments.........................................................28
        SECTION 3.17.   Use of Proceeds.....................................................28
        SECTION 3.18.   Impairment of Security Interest.....................................28
        SECTION 3.19.   Compliance with Operative Agreements................................28
        SECTION 3.20.   Compliance with Laws................................................28
        SECTION 3.21.   Maintenance of Office or Agency.....................................29
        SECTION 3.22.   Limitations on Lines of Business; Existence.........................29
        SECTION 3.23.   Payment of Taxes and Other Claims...................................29
        SECTION 3.24.   Payments for Consent................................................30
        SECTION 3.25.   Compliance Certificate..............................................30
        SECTION 3.26.   Further Instruments and Acts........................................30
        SECTION 3.27.   Statement by Officers as to Default.................................30

                        ARTICLE IV Covenants of the Hanover Guarantors

                              ARTICLE V Redemption of Securities

        SECTION 5.1.   Optional Redemption..................................................30
        SECTION 5.2.   Applicability of Article.............................................31
        SECTION 5.3.   Election to Redeem; Notice to Trustee................................31
        SECTION 5.4.   Selection by Trustee of Securities to Be Redeemed....................31
        SECTION 5.5.   Notice of Redemption.................................................31
        SECTION 5.6.   Deposit of Redemption Price..........................................32
        SECTION 5.7.   Securities Payable on Redemption Date................................33
        SECTION 5.8.   Securities Redeemed in Part..........................................33

                               ARTICLE VI Defaults and Remedies

        SECTION 6.1.   Events of Default....................................................33
        SECTION 6.2.   Acceleration.........................................................36
        SECTION 6.3.   Other Remedies.......................................................36
        SECTION 6.4.   Waiver of Past Defaults..............................................37
        SECTION 6.5.   Control by Majority..................................................37
        SECTION 6.6.   Limitation on Suits..................................................37
        SECTION 6.7.   Rights of Holders to Receive Payment.................................38
        SECTION 6.8.   Collection Suit by Trustee...........................................38
        SECTION 6.9.   Trustee May File Proofs of Claim.....................................38
        SECTION 6.10.  Priorities...........................................................38
        SECTION 6.11.  Undertaking for Costs................................................39
        SECTION 6.12.  Additional Payments..................................................39
        SECTION 6.13.  Certain Remedial Matters.............................................39

                                      ARTICLE VII Trustee

        SECTION 7.1.   Duties of Trustee....................................................40
        SECTION 7.2.   Rights of Trustee....................................................41
        SECTION 7.3.   Individual Rights of Trustee.........................................42
        SECTION 7.4.   Trustee's Disclaimer.................................................42
        SECTION 7.5.   Notice of Defaults...................................................42
        SECTION 7.6.   Reports by Trustee to Holders........................................42

                                              ii
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        SECTION 7.7.   Compensation and Indemnity...........................................43
        SECTION 7.8.   Replacement of Trustee...............................................43
        SECTION 7.9.   Successor Trustee by Merger..........................................44
        SECTION 7.10.  Eligibility; Disqualification........................................44
        SECTION 7.11.  Preferential Collection of Claims Against Issuer.....................45
        SECTION 7.12.  Trustee's Application for Instruction from the Issuer................45
        SECTION 7.13.  Proceeds of Collateral; Proceeds Remaining in Account................45

                 ARTICLE VIII Discharge of Indenture; Defeasance; The Account

        SECTION 8.1.   Discharge of Liability on Securities; Defeasance.....................46
        SECTION 8.2.   Conditions to Defeasance.............................................47
        SECTION 8.3.   Application of Trust Money...........................................49
        SECTION 8.4.   The Account..........................................................49
        SECTION 8.5.   Repayment to Issuer..................................................51
        SECTION 8.6.   Indemnity for U.S. Government Obligations............................52
        SECTION 8.7.   Reinstatement........................................................52
        SECTION 8.8.   Other Prepayment Matters.............................................52

                                     ARTICLE IX Amendments

        SECTION 9.1.   Without Consent of Holders...........................................52
        SECTION 9.2.   With Consent of Holders..............................................53
        SECTION 9.3.   Compliance with Trust Indenture Act..................................54
        SECTION 9.4.   Revocation and Effect of Consents and Waivers........................54
        SECTION 9.5.   Notation on or Exchange of Securities................................55
        SECTION 9.6.   Trustee To Sign Amendments...........................................55
        SECTION 9.7.   Acknowledgement of Certain Other Matters Requiring Consent...........55
        SECTION 9.8.   Nonrecourse..........................................................56
        SECTION 9.9.   Subordination........................................................56

                                    ARTICLE X Miscellaneous

        SECTION 10.1.   Trust Indenture Act Controls........................................57
        SECTION 10.2.   Notices.............................................................57
        SECTION 10.3.   Communication by Holders with other Holders.........................58
        SECTION 10.4.   Certificate and Opinion as to Conditions Precedent..................58
        SECTION 10.5.   Statements Required in Certificate or Opinion.......................58
        SECTION 10.6.   When Securities Disregarded.........................................59
        SECTION 10.7.   Rules by Trustee, Paying Agent and Registrar........................59
        SECTION 10.8.   Legal Holidays......................................................59
        SECTION 10.9.   GOVERNING LAW.......................................................59
        SECTION 10.10.  No Recourse Against Others..........................................59
        SECTION 10.11.  Successors..........................................................59
        SECTION 10.12.  Multiple Originals..................................................60
        SECTION 10.13.  Variable Provisions.................................................60
        SECTION 10.14.  Qualification of Indenture..........................................60
        SECTION 10.15.  Table of Contents; Headings.........................................60
        SECTION 10.16.  Non-Exclusion of the Issuer.........................................60
        SECTION 10.17.  Third Party Beneficiaries...........................................60

                                             iii
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                              ARTICLE XI Collateral and Security

        SECTION 11.1.   Collateral and Security Documents; Future Guarantees................60
        SECTION 11.2.   Recording and Opinions..............................................61
        SECTION 11.3.   Release of Collateral...............................................63
        SECTION 11.4.   Possession and Use of Collateral....................................63
        SECTION 11.5.   Specified Releases of Collateral....................................63
        SECTION 11.6.   Purchaser Protected.................................................63
        SECTION 11.7.   Authorization of Actions To Be Taken by The Trustee
                           Under the Security Documents ....................................64
        SECTION 11.8.   Authorization of Receipt of Funds by the Trustee Under the
                           Security Documents ..............................................64

                              ARTICLE XII Collateral and Security

        SECTION 12.1.   Appointment of Collateral Agent....................................604
        SECTION 12.2.   Delegation of Duties................................................61
        SECTION 12.3.   Exculpatory Provisions..............................................63
        SECTION 12.4.   Reliance by Collateral Agent.......................................635
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                                              iv

EXHIBIT A      Form of the Initial Security

EXHIBIT B      Form of the Exchange Security


                                              v
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                              CROSS-REFERENCE TABLE
TIA                                                                                    Indenture
Section                                                                                Section
-------                                                                                -------

310(a)(1)                 .......................................................      7.10
(a)(2)                    .......................................................      7.10
(a)(3)                    .......................................................      N.A.
(a)(4)                    .......................................................      N.A.
(b)                       .......................................................      7.8; 7.10
(c)                       .......................................................      N.A.
311(a)                    .......................................................      7.11
(b)                       .......................................................      7.11
(c)                       .......................................................      N.A.
312(a)                    .......................................................      2.5
(b)                       .......................................................      13.3
(c)                       .......................................................      13.3
313(a)                    .......................................................      7.6
(b)(1)                    .......................................................      N.A.
(b)(2)                    .......................................................      7.6
(c)                       .......................................................      7.6
(d)                       .......................................................      7.6
314(a)                    .......................................................      3.2; 3.19;
                                                                                       13.2
(b)                       .......................................................      N.A.
(c)(1)                    .......................................................      13.4
(c)(2)                    .......................................................      13.4
(c)(3)                    .......................................................      N.A.
(d)                       .......................................................      N.A.
(e)                       .......................................................      13.5
315(a)                    .......................................................      7.1
(b)                       .......................................................      7.5; 13.2
(c)                       .......................................................      7.1
(d)                       .......................................................      7.1
(e)                       .......................................................      6.11
316(a)(last sentence)     .......................................................      13.6
(a)(1)(A)                 .......................................................      6.5
(a)(1)(B)                 .......................................................      6.4
(a)(2)                    .......................................................      N.A.
(b)                       .......................................................      6.7
317(a)(1)                 .......................................................      6.8
(a)(2)                    .......................................................      6.9
(b)                       .......................................................      2.4
318(a)                    .......................................................      13.1

N.A. means Not Applicable.

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of this
Indenture.

                                              vi
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

               INDENTURE dated as of August 30, 2001, among HANOVER EQUIPMENT TRUST 2001B, a Delaware business trust (the "Issuer"), the Hanover Guarantors (as defined) and WILMINGTON TRUST FSB, as trustee and as Collateral Agent (as defined) (the "Trustee").

               Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of (i) the Issuer's 8.75% Senior Secured Notes due 2011 on the date hereof (the "Original Securities" or "Initial Securities"), and (ii) if and when issued in exchange for Initial Securities as provided in the Exchange and Registration Rights Agreement or a similar agreement relating to Initial Securities, the Issuer's 8.75% Senior Secured Notes due 2011 (the "Exchange Securities"; together with Initial Securities, the "Securities").

                                    ARTICLE I

                   Definitions and Incorporation by Reference
                   ------------------------------------------

               SECTION 1.1. Definitions.

               Capitalized Terms not defined herein shall have the meaning given to such terms in the Participation Agreement in the form attached hereto as Annex A (the "Participation Agreement"), among the Issuer, Hanover Compression Limited Partnership, a Delaware limited partnership (the "Lessee"), the certificate holders and guarantors named therein, Wilmington Trust Company and the Trustee, as such Participation Agreement may be amended, supplemented or otherwise modified from time to time.

               SECTION 1.2. Other Definitions.

                                                                    Defined in
Term                                                                  Section
----                                                              --------------

"2001B Available Excess Proceeds"..................................    8.4(a)
"Account"      ....................................................    8.4(a)
"Agent Member" ....................................................    2.1(d)
"Available Excess Proceeds"........................................    3.3(a)
"Asset Disposition Offer"..........................................    3.3
"Asset Disposition Offer Amount"...................................    3.3
"Asset Disposition Offer Period"...................................    3.3
"Asset Disposition Purchase Date"..................................    3.3
"Authenticating Agent".............................................    2.2
"Bankruptcy Law"...................................................    6.1
"Change of Control"................................................    3.4
"Change of Control Offer"..........................................    3.4
"Change of Control Payment"........................................    3.4
"Change of Control Payment Date"...................................    3.4
"Issuer Order" ....................................................    2.2
"Corporate Trust Office"...........................................    3.21

"covenant defeasance option".......................................    8.1(b)
"cross acceleration provision".....................................    6.1
"Custodian"    ....................................................    6.1
"Defaulted Interest"...............................................    2.13
"Event of Default".................................................    6.1
"Excess Proceeds"..................................................    3.3(a)
"Excess Sale Proceeds".............................................    8.4(b)
"Exchange Global Note".............................................    2.1(a)
"Exculpated Person"................................................    9.8
"Global Securities"................................................    2.1(a)
"IAI"   ...........................................................    2.1(a)
"Institutional Accredited Investor Global Note"....................    2.1(a)
"Issuer Obligations"...............................................   11.1(a)
"Issuer Order" ....................................................    2.2
"Judgment Default Provision........................................    6.1
"legal defeasance option"..........................................    8.1(b)
"Legal Holiday"....................................................   10.8
"Net Sale Proceeds"................................................    8.4(b)
"Note Register"....................................................    2.3
"Non-Excluded Taxes"...............................................    2.16(a)
"Paying Agent" ....................................................    2.3
"Payment Default"..................................................    6.1
"Private Placement Legend".........................................    2.1(c)
"Registrar"    ....................................................    2.3
"Regulation S" ....................................................    2.1(a)
"Regulation S Global Note".........................................    2.1(a)
"Regulation S Legend"..............................................    2.1(c)
"Regulation S Note"................................................    2.1(a)
"Resale Restriction Termination Date"..............................    2.6
"Rule 144A"    ....................................................    2.1(a)
"Rule 144A Global Note"............................................    2.1(a)
"Rule 144A Note"...................................................    2.1(a)
"Special Interest Payment Date"....................................    2.13
"Special Record Date"..............................................    2.13
"QIB"          ....................................................    2.1
"Wear and Tear Payment"............................................    8.8(a)


               SECTION 1.3. Incorporation by Reference of Trust Indenture Act. This Indenture is subject to the mandatory provisions of the TIA which are incorporated by reference in and made a part of this Indenture. The following TIA terms have the following meanings:

               "Commission" means the SEC.

               "indenture securities" means the Securities.

               "indenture security holder" means a Security holder.

               "indenture to be qualified" means this Indenture.

               "indenture trustee" or "institutional trustee" means the Trustee.

               "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

               All other TIA terms used in this Indenture that are defined by the TIA, defined in the TIA by reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

               SECTION 1.4. Rules of Construction. Unless the context otherwise requires:

               (1) a term has the meaning assigned to it;

               (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

               (3) "or" is not exclusive;

               (4) "including" means including without limitation;

               (5) words in the singular include the plural and words in the plural include the singular;

               (6) unsecured Indebtedness shall not be deemed to be subordinate or junior to Secured Indebtedness merely by virtue of its nature as unsecured Indebtedness;

               (7) the principal amount of any noninterest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with GAAP; and

               (8) the principal amount of any Preferred Stock shall be (i) the maximum liquidation value of such Preferred Stock or (ii) the maximum mandatory redemption or mandatory repurchase price with respect to such Preferred Stock, whichever is greater.

                                   ARTICLE II

                                 The Securities
                                 --------------

               SECTION 2.1. Form, Dating and Terms. (a) Original Securities are being offered and sold by the Issuer pursuant to a Purchase Agreement, dated August 30, 2001, among the Issuer, the Hanover Guarantors and Goldman Sachs & Co., as representatives of the several initial purchasers named therein. The Original Securities will be resold initially only to (A) qualified institutional buyers (as defined in Rule 144A under the Securities Act ("Rule 144A")) in reliance on Rule 144A ("QIBs") and (B) Persons other than U.S. Persons (as defined in Regulation S under the Securities Act ("Regulation S")) in reliance on Regulation S. Such Original Securities may thereafter be transferred to, among others, QIBs, purchasers in reliance on Regulation S and IAIs in accordance with Rule 501 of the Securities Act, in each case in accordance with the procedure described herein.

               Initial Securities offered and sold to qualified institutional buyers in the United States of America in reliance on Rule 144A (the "Rule 144A Note") will be issued on the Issue Date in the form of a permanent global Security, without interest coupons, substantially in the form of Exhibit A, which is hereby incorporated by reference and made a part of this Indenture, including appropriate legends as set forth in Section 2.1(c) (the "Rule 144A Global Note"), deposited with the Trustee, as custodian for DTC, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. The Rule 144A Global Note may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Rule 144A Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

               Initial Securities offered and sold outside the United States of America (the "Regulation S Note") in reliance on Regulation S shall be issued in the form of a permanent global Security substantially in the form of Exhibit A (the "Regulation S Global Note") deposited with the Trustee, as custodian for DTC, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. The Regulation S Global Note may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Regulation S Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

               Initial Securities resold to institutional "accredited investors" (as defined in Rules 501(a)(1), (2), (3) and (7) under the Securities Act) who are not QIBs ("IAIs") in the United States of America will be issued in the form of a permanent global Security substantially in the form of Exhibit A (the "Institutional Accredited Investor Global Note") deposited with the Trustee, as custodian for DTC, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. The Institutional Accredited Investor Global Note may be represented by more that one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Institutional Accredited Investor Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

               Exchange Securities exchanged for interests in the Rule 144A Note, the Regulation S Note and the Institutional Accredited Investor Global Note will be issued in the form of a permanent global Security substantially in the form of Exhibit B, which is hereby incorporated by reference and made a part of this Indenture, deposited with the Trustee as hereinafter provided, including the appropriate legend set forth in Section 2.1(c) (the "Exchange Global Note"). The Exchange Global Note may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate.

               The Rule 144A Global Note, the Regulation S Global Note, the Institutional Investor Global Note and the Exchange Global Note are sometimes collectively herein referred to as the "Global Securities."

               The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Issuer maintained for such purpose in Wilmington, Delaware, or at such other office or agency of the Issuer as may be maintained for such purpose pursuant to Section 2.3; provided, however, that, at the option of the Issuer, each installment of interest may be paid by (i) check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Note Register or (ii) wire transfer to an account located in the United States maintained by the payee. Payments in respect of Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by DTC.

               The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage, in addition to those set forth on Exhibits A and B and in Section 2.1(c). The Issuer and the Trustee shall approve the forms of the Securities and any notation, endorsement or legend on them. Each Security shall be dated the date of its authentication. The terms of the Securities set forth in Exhibit A and Exhibit B are part of the terms of this Indenture and, to the extent applicable, the Issuer and the Trustee, by their execution and delivery of this Indenture, expressly agree to be bound by such terms.

               (b) Denominations. The Securities shall be issuable only in fully registered form, without coupons, and only in denominations of $1,000 and any integral multiple thereof.

               (c) Restrictive Legends. Unless and until (i) an Initial Security is sold under an effective registration statement or (ii) an Initial Security is exchanged for an Exchange Security in connection with an effective registration statement, in each case pursuant to the Exchange and Registration Rights Agreement or a similar agreement,

               (A) the Rule 144A Global Note and the Institutional Accredited Investor Global Note shall bear the following legend (the "Private Placement Legend") on the face thereof:

         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES, ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR

         ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A TRANSACTION INVOLVING A MINIMUM PRINCIPAL AMOUNT OF $250,000 OF SECURITIES, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR
         (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE." and

               (B) the Regulation S Global Note shall bear the following legend (the "Regulation S Legend") on the face thereof:

        "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A

         U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT ("REGULATION S"), (2) BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A TRANSACTION INVOLVING A MINIMUM PRINCIPAL AMOUNT OF $250,000 OF SECURITIES, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED AFTER 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."

               (C) The Global Securities, whether or not an Initial Security, shall bear the following legend on the face thereof:

        "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST ISSUER, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF."

               (d) Book-Entry Provisions. (i) This Section 2.1(d) shall apply only to Global Securities deposited with the Trustee, as custodian for DTC.

               (ii) Each Global Security initially shall (x) be registered in the name of DTC for such Global Security or the nominee of DTC, (y) be delivered to the Trustee as custodian for DTC and (z) bear legends as set forth in Section 2.1(c).

               (iii) Members of, or participants in, DTC ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by DTC or by the Trustee as the custodian of DTC or under such Global Security, and DTC may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of a Holder of a beneficial interest in any Global Security.

               (iv) In connection with any transfer of a portion of the beneficial interest in a Global Security pursuant to subsection (e) of this Section to beneficial owners who are required to hold Definitive Securities, the Securities Custodian shall reflect on its books and records the date and a decrease in the principal amount of such Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and the Issuer shall execute, and the Trustee shall authenticate and deliver, one or more Definitive Securities of like tenor and amount.

               (v) In connection with the transfer of an entire Global Security to beneficial owners pursuant to subsection (e) of this Section, such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Issuer shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by DTC in exchange for its beneficial interest in such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations.

               (vi) The registered Holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

               (e) Definitive Securities. (i) Except as provided below, owners of beneficial interests in Global Securities will not be entitled to receive Definitive Securities. If required to do so pursuant to any applicable law or regulation, beneficial owners may obtain Definitive Securities in exchange for their beneficial interests in a Global Security upon written request in accordance with DTC's and the Registrar's procedures. In addition, Definitive Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Security if (a) DTC notifies the Issuer that it is unwilling or unable to continue as depositary for such Global Security or DTC ceases to be a clearing agency registered under the Exchange Act, at a time when DTC is required to be so registered in order to act as depositary, and in each case a successor depositary is not appointed by the Issuer within 90 days of such notice or, (b) the Issuer executes and delivers to the Trustee and Registrar an Officers' Certificate stating that such Global Security shall be so exchangeable or (c) an Event of Default has occurred and is continuing and the Registrar has received a request from DTC.

               (ii) Any Definitive Security delivered in exchange for an interest in a Global Security pursuant to Section 2.1(d)(iv) or (v) shall, except as otherwise provided by Section 2.6(c), bear the applicable legend regarding transfer restrictions applicable to the Definitive Security set forth in Section 2.1(c).

               (iii) In connection with the exchange of a portion of a Definitive Security for a beneficial interest in a Global Security, the Trustee shall cancel such Definitive Security, and the Issuer shall execute, and the Trustee shall authenticate and deliver, to the transferring Holder a new Definitive Security representing the principal amount not so transferred.

               SECTION 2.2. Execution and Authentication. One Officer shall sign the Securities for the Issuer by manual or facsimile signature. If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

               A Security shall not be valid until an authorized signatory of the Trustee manually authenticates the Security. The signature of the Trustee on a Security shall be conclusive evidence that such Security has been duly and validly authenticated and issued under this Indenture. A Security shall be dated the date of its authentication.

               At any time and from time to time after the execution and delivery of this Indenture, the Trustee shall authenticate and make available for delivery: (1) Original Securities for original issue on the Issue Date in an aggregate principal amount of $250,000,000 million and (2) Exchange Securities for issue only in a Registered Exchange Offer pursuant to the Exchange and Registration Rights Agreement, and only in exchange for Initial Securities of an equal principal amount, in each case upon a written order of the Issuer signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Issuer (the "Issuer Order"). Such Issuer Order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated and whether the Securities are to be Initial Securities or Exchange Securities. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $250 million outstanding, except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of the same class pursuant to Section 2.6,
Section 2.9, Section 2.11, Section 5.8 or Section 9.5 and except for transactions similar to the Registered Exchange Offer. All Securities issued on the Issue Date shall be identical in all respects other than issue dates, the date from which interest accrues and any changes relating thereto. Notwithstanding anything to the contrary contained in this Indenture, all Securities issued under this Indenture shall vote and consent together on all matters as one class and no series of Securities will have the right to vote or consent as a separate class on any matter.

               The Trustee may appoint an agent (the "Authenticating Agent") reasonably acceptable to the Issuer to authenticate the Securities. Unless limited by the terms of such appointment, any such Authenticating Agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by the Authenticating Agent.

               SECTION 2.3. Registrar and Paying Agent. The Issuer shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Issuer shall cause each of the Registrar and the Paying Agent to maintain an office or agency in Wilmington, Delaware. The Registrar shall keep a register of the Securities and of their transfer and exchange (the "Note Register"). The Issuer may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent. Any transfer of a Security shall be effective only upon appropriate entries with respect thereto being made in the Note Register. Any assignment or transfer of all or part of a Security shall be registered on the Note Register only upon surrender for registration of assignment or transfer of the Security, accompanied by a duly executed form of assignment, and thereupon one or more new Securities shall be issued to the designated transferee. Any Security surrendered pursuant to this Section 2.3 shall be returned by the Registrar to the Issuer marked "cancelled."

               The Issuer shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent. The Issuer shall notify the Trustee of the name and address of each such agent. If the Issuer fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.7. The Issuer may act as Paying Agent, Registrar, co-registrar or transfer agent.

               The Issuer initially appoints the Trustee as Registrar and Paying Agent for the Securities.

               SECTION 2.4. Paying Agent To Hold Money in Trust. By no later than 10:00 a.m (New York City time) on the date on which any principal of or interest on any Security is due and payable, the Issuer shall deposit with the Paying Agent a sum sufficient to pay such principal or interest when due. The Issuer shall require each Paying Agent (other than the Trustee) to agree in writing that such Paying Agent shall hold in trust for the benefit of Security holders or the Trustee all money held by such Paying Agent for the payment of principal of or interest on the Securities and shall notify the Trustee in writing of any default by the Issuer or any Hanover Guarantor in making any such payment. If the Issuer acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Issuer at any time may require a Paying Agent (other than the Trustee) to pay all money held by it to the Trustee and to account for any funds disbursed by such Paying Agent. Upon complying with this Section, the Paying Agent (if other than the Issuer) shall have no further liability for the money delivered to the Trustee. Upon any bankruptcy, reorganization or similar proceeding with respect to the Issuer, the Trustee shall serve as Paying Agent for the Securities.

               SECTION 2.5. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, or to the extent otherwise required under the TIA, the Issuer shall furnish to the Trustee, in writing at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

               SECTION 2.6. Transfer and Exchange.

                      (a) The following provisions shall apply with respect to any proposed transfer of a Rule 144A Note or an Institutional Accredited Investor Global Note prior to the date which is two years after the later of the date of its original issue and the last date on which the Issuer or any affiliate of the Issuer was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date"):

                      (i) a transfer of a Rule 144A Note or an Institutional
               Accredited Investor Global Note or a beneficial interest therein to a QIB shall be made upon the representation of the transferee in the form as set forth on the reverse of the Security that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                      (ii) a transfer of a Rule 144A Note or an Institutional
               Accredited Investor Global Note or a beneficial interest therein to an IAI shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section
               2.7 from the proposed transferee and, if requested by the Issuer or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them; and

                      (iii) a transfer of a Rule 144A Note or an Institutional
               Accredited Investor Global Note or a beneficial interest therein to a Non-U.S. Person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in
               Section 2.8 from the proposed transferee and, if requested by the Issuer or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them.

                      (b) The following provisions shall apply with respect to any proposed transfer of a Regulation S Note prior to the expiration of the Restricted Period:

                      (i) a transfer of a Regulation S Note or a beneficial
               interest therein to a QIB shall be made upon the representation of the transferee, in the form of assignment on the reverse of the certificate, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                      (ii) a transfer of a Regulation S Note or a beneficial
               interest therein to an IAI shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section 2.7 from the proposed transferee and, if requested by the Issuer or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them; and

                      (iii) a transfer of a Regulation S Note or a beneficial
               interest therein to a Non-U.S. Person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section 2.8 hereof from the proposed transferee and, if requested by the Issuer or the Trustee, receipt by the Trustee or its agent of an opinion of counsel, certification and/or other information satisfactory to each of them.

               After the expiration of the Restricted Period, interests in the Regulation S Note may be transferred without requiring certification set forth in Section 2.7, Section 2.8 or any additional certification.

                      (c) Restricted Securities Legend. Upon the transfer, exchange or replacement of Securities not bearing a Restricted Securities Legend, the Registrar shall deliver Securities that do not bear a Restricted Securities Legend. Upon the transfer, exchange or replacement of Securities bearing a Restricted Securities Legend, the Registrar shall deliver only Securities that bear a Restricted Securities Legend unless there is delivered to the Registrar an Opinion of Counsel to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                      (d) The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section
         2.1 or this Section 2.6. The Issuer shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable prior written notice to the Registrar.

                      (e) Obligations with Respect to Transfers and Exchanges of Securities.

                      (i) To permit registrations of transfers and exchanges,
               the Issuer shall, subject to the other terms and conditions of this Article II, execute and the Trustee shall authenticate Definitive Securities and Global Securities at the Registrar's or co-registrar's request.

                      (ii) No service charge shall be made to a Holder for any
               registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charges payable upon exchange or transfer pursuant to Sections 3.3, 3.4 or 9.5).

                      (iii) The Registrar or co-registrar shall not be required
               to register the transfer of or exchange of any Security for a period beginning (1) 15 days before the mailing of a notice of an offer to repurchase or redeem Securities and ending at the close of business on the day of such mailing or (2) 15 days before an interest payment date and ending on such interest payment date.

                      (iv) Prior to the due presentation for registration of
               transfer of any Security, the Issuer, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Issuer, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

                      (v) Any Definitive Security delivered in exchange for an
               interest in a Global Security pursuant to Section 2.1(d) shall, except as otherwise provided by Section 2.6(c), bear the applicable legend regarding transfer restrictions applicable to the Definitive Security set forth in Section 2.1(c).

                      (vi) All Securities issued upon any transfer or exchange
               pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

                      (f) No Obligation of the Trustee. (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in, DTC or other Person with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than DTC) of any notice (including any notice of redemption) or the payment of any amount or delivery of any Securities (or other security or property) under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders in respect of the Securities shall be given or made only to or upon the order of the registered Holders (which shall be DTC or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through DTC subject to the applicable rules and procedures of DTC. The Trustee may rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners.

                      (ii) The Trustee shall have no obligation or duty to
               monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among DTC participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

               SECTION 2.7. Form of Certificate to be Delivered in Connection with Transfers to Institutional Accredited Investors.


                                                                          [Date]

Hanover Equipment Trust 2001B
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

Attention:  Corporate Trust Administration

Dear Sirs:

               This certificate is delivered to request a transfer of $_________ principal amount of the 8.75% Senior Secured Notes due 2011 (the "Notes") of Hanover Equipment Trust 2001B(the "Issuer").

               Upon transfer, the Notes would be registered in the name of the new beneficial owner as follows:

               Name: ___________________________________
               Address: ________________________________
               Taxpayer ID Number: _____________________
               The undersigned represents and warrants to you that:

               1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act")) purchasing for our own account or for the account of such an institutional "accredited investor" at least $250,000 principal amount of the Notes, and we are acquiring the Notes not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of our investment in the Notes and we invest in or purchase securities similar to the Notes in the normal course of our business. We and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

               2. We understand that the Notes have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Notes to offer, sell or otherwise transfer such Notes prior to the date that is two years after the later of the date of original issue and the last date on which the Issuer or any affiliate of the Issuer was the owner of such Notes (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Issuer, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that is purchasing for its own account or for the account of such an institutional "accredited investor," in each case in a minimum principal amount of Notes of $250,000 or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the

Notes is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Issuer and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and that it is acquiring such Notes for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Issuer and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Termination Date of the Securities pursuant to clauses (d), (e) or (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Issuer and the Trustee.

               3. We represent that either: (a) no portion of the assets used to acquire and hold the Notes or any interest therein constitutes assets of any (i) employee benefit plan that is subject to Title I of the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (ii) plan, individual retirement account and other arrangement that is subject to Section 4975 of the Code or provisions under any federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of the Code or ERISA (collectively, "Similar Laws"), and (iii) other entity whose underlying assets are considered to include "plan assets" of such plans, accounts and arrangements (each, a "Plan"); or (b) the purchase and holding of the Notes or any interest therein will not constitute a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code or similar violation under any applicable Similar Laws.

                                            TRANSFEREE:______________________


                                            BY:________________________________

               SECTION 2.8. Form of Certificate to be Delivered in Connection with Transfers Pursuant to Regulation S.

                                                                          [Date]


Hanover Equipment Trust 2001B
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention:  Corporate Trust Administration

               Re:    Hanover Equipment Trust 2001B
                      8.75% Senior Secured Notes due 2011 (the "Securities")

Ladies and Gentlemen:

               In connection with our proposed sale of $________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

               (a) the offer of the Securities was not made to a person in the United States;

               (b) either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (ii) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

               (c) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

               (d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

               In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are
applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.
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                                                                              18

               You and the Issuer are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                Very truly yours,


                                [Name of Transferor]


                                By:____________________________


                                -------------------------------
                                  Authorized Signature


               SECTION 2.9. Mutilated, Destroyed, Lost or Stolen Securities. If a mutilated Security is surrendered to the Registrar or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Issuer shall issue and the Trustee shall authenticate a replacement Security if the requirements of Section 8-405 of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee. If required by the Trustee or the Issuer, such Holder shall furnish an indemnity bond sufficient in the judgment of the Issuer and the Trustee to protect the Issuer, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Security is replaced, and, in the absence of notice to the Issuer, any Hanover Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuer shall execute and upon Issuer Order the Trustee shall authenticate and make available for delivery, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

               In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Security, pay such Security.

               Upon the issuance of any new Security under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) in connection therewith.

               Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuer and any other obligor upon the Securities and a Security Obligation under the Hanover Guarantee, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.
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                                                                              19

               The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

               SECTION 2.10. Outstanding Securities. Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Security ceases to be outstanding in the event the Issuer holds the Security, provided, however, that (i) for purposes of determining which are outstanding for consent or voting purposes hereunder, Securities shall cease to be outstanding in the event the Issuer or an Affiliate of the Issuer holds the Security and (ii) in determining whether the Trustee shall be protected in making a determination whether the Holders of the requisite principal amount of outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment or modification hereunder, or relying upon any such quorum, consent or vote, only Securities which a Trust Officer of the Trustee actually knows to be held by the Issuer or an Affiliate of the Issuer shall not be considered outstanding.

               If a Security is replaced pursuant to Section 2.9, it ceases to be outstanding unless the Trustee and the Issuer receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser.

               If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Securities (or portions thereof) to be redeemed or maturing, as the case may be, and the Paying Agent is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture, then on and after that date such Securities (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

               SECTION 2.11. Temporary Securities. Until Definitive Securities are ready for delivery, the Issuer may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Issuer considers appropriate for temporary Securities. Without unreasonable delay, the Issuer shall prepare and the Trustee shall authenticate Definitive Securities. After the preparation of Definitive Securities, the temporary Securities shall be exchangeable for Definitive Securities upon surrender of the temporary Securities at any office or agency maintained by the Issuer for that purpose and such exchange shall be without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Issuer shall execute, and the Trustee shall authenticate and make available for delivery in exchange therefor, one or more Definitive Securities representing an equal principal amount of Securities. Until so exchanged, the Holder of temporary Securities shall in all respects be entitled to the same benefits under this Indenture as a holder of Definitive Securities.

               SECTION 2.12. Cancellation. The Issuer at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The
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                                                                              20

Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment or cancellation and dispose of such Securities in accordance with its internal policies including delivery of a Certificate of Destruction describing such Securities. The Issuer may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation for any reason other than in connection with a transfer or exchange.

               SECTION 2.13. Payment of Interest; Defaulted Interest. Interest on any Security which is payable, and is punctually paid or duly provided for, on any interest payment date shall be paid to the Person in whose name such Security (or one or more predecessor Securities) is registered at the close of business on the regular record date for such interest at the office or agency of the Issuer maintained for such purpose pursuant to Section 2.3.

               Any interest on any Security which is payable, but is not paid when the same becomes due and payable and such nonpayment continues for a period of 30 days shall forthwith cease to be payable to the Holder on the regular record date by virtue of having been such Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall be paid by the Issuer, at its election in each case, as provided in clause (a) or (b) below:

                      (a) The Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective predecessor Securities) are registered at the close of business on a Special Record Date (as defined below) for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date (not less than 30 days after such notice) of the proposed payment (the "Special Interest Payment Date"), and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a record date (the "Special Record Date") for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the Special Interest Payment Date and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such Special Record Date, and in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date and Special Interest Payment Date therefor to be given in the manner provided for in Section 10.2, not less than
         10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date and Special Interest Payment Date therefor having been so given, such Defaulted Interest shall be paid on the Special Interest Payment Date to the Persons in whose names the Securities (or their respective predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).
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                                                                              21

                      (b) The Issuer may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

               Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of, transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

               SECTION 2.14. Computation of Interest. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

               SECTION 2.15. CUSIP Numbers. The Issuer in issuing the Securities may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such CUSIP numbers. The Issuer shall promptly notify the Trustee of any change in the CUSIP numbers.

               SECTION 2.16. Taxes. All payments made by the Issuer under this Indenture and the Securities shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority in the event that the Securities are determined not to be debt for income tax purposes, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on a Securityholder as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and such Securityholder (excluding a connection arising solely from such Securityholder having executed, delivered, performed its obligations or received a payment under, or enforced, this Indenture or the Securities) or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Non-Excluded Taxes"). If any Non-Excluded Taxes are required to be withheld from any amounts payable to Securityholder hereunder or under the Securities, the amounts so payable to such Securityholder shall be increased to the extent necessary to yield to such Securityholder (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Indenture and the Securities. Whenever any Non-Excluded Taxes are payable by the Issuer, as promptly as possible thereafter the Issuer shall send to such Securityholder a certified copy of an original official receipt received by the Issuer showing payment thereof. If the Issuer fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit the required receipts or other required documentary evidence, the Issuer shall indemnify the Securityholders for any incremental taxes, interest or penalties that may become payable by Certificate Holder as
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                                                                              22

a result of any such failure. The agreements in this subsection shall survive the termination of this Indenture and the payment of the Securities and all other amounts payable hereunder.

               It is the intent of the parties hereto that the Securities will be treated as debt for United States federal income tax purposes.


                                   ARTICLE III

                             Covenants of the Issuer
                             -----------------------

               SECTION 3.1. Payment of Securities. The Issuer shall promptly pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal and interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal and interest then due and the Trustee or the Paying Agent, as the case may be, is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture.

               The Issuer shall pay interest on overdue principal at the rate specified therefor in the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

               Notwithstanding anything to the contrary contained in this Indenture, the Issuer may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed by the United States of America from principal or interest payments hereunder.

               SECTION 3.2. SEC Reports and Available Information. (a) Notwithstanding that the Issuer may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, to the extent permitted by the Exchange Act, the Issuer will file with the Commission, and provide the Trustee and the Holders of the Securities with, the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that are specified in Sections 13 and 15(d) of the Exchange Act within the time periods specified therein. In the event that the Issuer is not permitted to file such reports, documents and information with the Commission pursuant to the Exchange Act, the Issuer will nevertheless provide such Exchange Act information to the Trustee and the Holders of the Securities as if the Issuer were subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act within the time periods specified therein. The Issuer shall also comply with the other provisions of TIA ss. 314(a). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).
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                                                                              23

               SECTION 3.3. Asset Disposition Offer. (a) To the extent that Hanover or any of its Restricted Subsidiaries makes any Asset Disposition pursuant to Section 9.6(a) of the Participation Agreement, any Net Available Cash from such Asset Dispositions that are not applied or invested as provided in Section 9.6(a) of the Participation Agreement will be deemed to constitute "Excess Proceeds." On the 361st day after an Asset Disposition, if the aggregate amount of Excess Proceeds exceeds $25.0 million, Hanover will notify the Issuer that it will, upon notice by the Trustee, cause the Lessee to purchase Equipment having a Termination Value equal to or less than the amount (the "2001B Available Excess Proceeds"), if any, by which such excess amount (the "Available Excess Proceeds") exceeds the portion of such Available Excess Proceeds made available for an "Asset Disposition Offer" pursuant to the 2001A Indenture. The Issuer shall promptly make an offer ("Asset Disposition Offer") to all holders of Securities to purchase the maximum principal amount of Securities that may be purchased out of the 2001B Available Excess Proceeds, taking into account the proportionate amount of Certificate Holder Contributions to be repaid, at an offer price in cash in an amount equal to 100% of the principal amount of the Securities, plus accrued and unpaid interest to the date of purchase, in accordance with the procedures set forth in this Indenture, in each case in multiples of $1,000. To the extent that the aggregate amount of Securities so validly tendered and not properly withdrawn pursuant to an Asset Disposition Offer and the proportionate amount of Certificate Holder Contributions to be repaid is less than the 2001B Available Excess Proceeds, Hanover may use any remaining 2001B Available Excess Proceeds for general corporate purposes, subject to the other covenants contained in this Indenture and the Participation Agreement. If the aggregate principal amount of Securities surrendered by holders thereof and the proportionate amount of Certificate Holder Contributions to be repaid exceeds the amount of 2001B Available Excess Proceeds, the Securities and the corresponding amount of Certificate Holder Contributions shall be purchased and repaid, as applicable, on a pro rata basis. Upon completion of such Asset Disposition Offer, the amount of Excess Proceeds shall be reset at zero.

               (b) The Asset Disposition Offer will remain open for a period of 20 Business Days following its commencement, except to the extent that a longer period is required by applicable law (the "Asset Disposition Offer Period"). No later than five Business Days after the termination of the Asset Disposition Offer Period (the "Asset Disposition Purchase Date"), the Issuer will purchase the principal amount of Securities required to be purchased pursuant to this
Section 3.2 (the "Asset Disposition Offer Amount") or, if less than the Asset Disposition Offer Amount has been so validly tendered, all Securities validly tendered in response to the Asset Disposition Offer.

               (1) If the Asset Disposition Purchase Date is on or after an interest record date and on or before the related interest payment date, any accrued and unpaid interest will be paid to the Person in whose name a Security is registered at the close of business on such record date, and no additional interest will be payable to Holders who tender Securities pursuant to the Asset Disposition Offer.

               (2) On or before the Asset Disposition Purchase Date, the Issuer will, to the extent lawful, accept for payment, on a pro rata basis to the extent necessary, the Asset Disposition Offer Amount of Securities or portions of Securities so validly tendered and not properly withdrawn pursuant to the Asset Disposition Offer, or if less than the Asset
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                                                                              24

         Disposition Offer Amount has been validly tendered and not properly withdrawn, all Securities so validly tendered and not properly withdrawn, in each case in integral multiples of $1,000. The Issuer will deliver to the Trustee an Officers' Certificate stating that such Securities or portions thereof were accepted for payment by the Issuer in accordance with the terms of this Section 3.3. The Issuer or the Paying Agent, as the case may be, will promptly (but in any case not later than five Business Days after the termination of the Asset Disposition Offer Period) mail or deliver to each tendering Holder of Securities an amount equal to the purchase price of the Securities so validly tendered and not properly withdrawn by such Holder and accepted by the Issuer for purchase, and the Issuer will promptly issue a new Security, and the Trustee, upon delivery of an Officers' Certificate from the Issuer will authenticate and mail or deliver such new Security to such Holder, in a principal amount equal to any unpurchased portion of the Security surrendered; provided that each such new Security will be in a principal amount of $1,000 or an integral multiple of $1,000. Any Security not so accepted will be promptly mailed or delivered by the Issuer to the Holder thereof. The Issuer will publicly announce the results of the Asset Disposition Offer on the Asset Disposition Purchase Date.

               (c) The Issuer will comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this Indenture. To the extent that the provisions of any securities laws or regulations conflict with this Section 3.3, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Indenture by virtue of complying with such securities laws and regulations.

               SECTION 3.4. Change of Control. If a Change of Control with respect to Hanover occurs, each registered holder of Securities will have the right to require the Issuer to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Securities at a purchase price in cash equal to 101% of the principal amount of the Securities plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date). The Issuer will redeem the Securities with the proceeds from an Equipment Purchase plus any Supplemental Rent paid in conjunction therewith by the Lessee pursuant to, and in accordance with, Section 20.1(c) of the Lease. A proportionate amount of Certificate Holder Contributions, including the Certificate Holder Yield on each Certificate so repaid, shall be repaid by the Issuer.

               Within 30 days following any Change of Control, the Issuer, at the direction of Hanover or the Lessee, will mail a notice (the "Change of Control Offer") to each registered Holder, with a copy to the Trustee and to each Certificate Holder, stating: (i) that a Change of Control has occurred and that such Holder has the right to require the Issuer pursuant to this Section
3.4 to purchase such Holder's Securities at a purchase price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on a record date to receive interest on the relevant interest payment date) (the "Change of Control Payment"); (ii) the repurchase date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed) (the "Change of

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                                                                              25

Control Payment Date"); and (iii) the procedures determined by the Issuer, consistent with this Indenture, that a Holder must follow in order to have its Securities repurchased.

               On the Change of Control Payment Date, the Issuer will, to the extent lawful, (i) accept for payment all Securities or portions of Securities (in integral multiples of $1,000) properly tendered under the Change of Control Offer, (ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all the Securities or portions of Securities so tendered; and (iii) deliver or cause to be delivered to the Trustee the Securities so accepted together with an Officers' Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Issuer. The Paying Agent will promptly mail to each Holder of the Securities so tendered the Change of Control Payment for such Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each such new Security will be in a principal amount of $1,000 or an integral multiple of $1,000.

               If the Change of Control Payment Date is on or after an interest record date and on or before the related interest payment date, any accrued and unpaid interest, if any, will be paid to the Person in whose name a Security is registered at the close of business on such record date, and no additional interest will be payable to Holders who tender pursuant to the Change of Control Offer.

               The Issuer will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Change of Control Offer made by the Issuer and purchases all Securities validly tendered and not withdrawn under such Change of Control Offer.

               The Issuer will comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this
Section 3.4. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Indenture, the Issuer will comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations described in this Indenture by virtue of its compliance with applicable law.

               SECTION 3.5. Protection of Collateral. The Issuer will from time to time execute and deliver all amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action reasonably necessary or advisable to:

        (1) grant more effectively the security interest in all or any portion of the Collateral;

        (2) maintain or preserve the Lien of this Indenture (and the priority thereof) or carry out more effectively the purposes hereof;

        (3) perfect, publish notice of, or protect the validity of the security interest in the Collateral created pursuant to the Operative Agreements;

        (4)    enforce any of the items of the Collateral;

        (5) preserve and defend its right, title and interest to the Collateral and the rights of the Trustee in such Collateral against the claims of all Persons (other than the Holders or any Person claiming through the Holders), including any claims that any Unit of Equipment is a fixture; or

        (6) pay any and all taxes levied or assessed upon all or any part of the Collateral.

               SECTION 3.6. Negative Covenants Regarding Collateral. The Issuer will not, without, the prior written consent of the Trustee (acting at the direction of the Required Holders)

               (a) except as otherwise permitted by this Indenture, take or fail to take, any action, and will use its reasonable best efforts not to permit any action to be taken by others, which would release any Person from any of such Person's covenants or obligations under any agreement or instrument included in the Collateral, or which would result in the amendment, hypothecation, subordination, termination or discharge or, or impair the validity or the effectiveness of, any such agreement or instrument. In furtherance of the effectiveness of the foregoing, the Issuer will not amend, modify or terminate the Lease and/or the Security Agreement or grant any waiver or consent from compliance with the express terms thereof;

               (b) (i) permit the validity or effectiveness of this Indenture to be impaired, (ii) permit the Lien of any Security Document to be subordinated, terminated or discharged, except as permitted in accordance with the terms of
Article VIII or Section 11.1 hereof, or (iii) permit any Person to be released from any covenants or obligations with respect to such Collateral, except as may be expressly permitted by the Operative Agreements.

               SECTION 3.7. Non-Consolidation of the Issuer. The Issuer shall be operated in such a manner that it shall not be substantively consolidated with the trust estate of any other Person in the event of the bankruptcy or insolvency of the Issuer or such other Person. Without limiting the foregoing, the Issuer shall (a) conduct its business in its own name, (b) maintain its books and records separately from those of any other Person, (c) maintain its bank accounts separately from those of any other Person, (d) maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other Person, (e) pay its own liabilities and expenses only out of its own funds, (f) enter into a transaction with an Affiliate only if such transaction is commercially reasonably and on the same terms as would be available in an arms' length transaction with a Person that is not an Affiliate,
(g) allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, (h) hold itself out as a separate entity, (i) maintain adequate capital in light of its contemplated business operations and (i) observe all other appropriate trust and other organizational formalities.

               SECTION 3.8. No Bankruptcy Petition. The Issuer shall not (a) commence any insolvency proceeding seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (b) seek appointment of a receiver, trustee, custodian or other similar official for it or any part of its assets, (c) make a general assignment for the benefit of
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                                                                              27

creditors, or (d) take any action in furtherance of, or consenting or acquiescing in, any of the foregoing.

               SECTION 3.9. Limitation on Liens; Fixtures. The Issuer shall not
(i) directly or indirectly create, Incur or suffer to exist any Lien (other than Permitted Liens) on any of its property or assets, including the Collateral, or any part thereof or any interest therein or the proceeds thereof; (ii) permit the Lien of the Security Documents not to constitute a valid first priority perfected security interest in the Collateral or (iii) permit any Equipment to be considered a fixture under applicable local law. The Issuer shall duly pay and discharge (i) immediately upon the attachment thereof, all Liens (other than Permitted Liens) on any Collateral, (ii) as and when due, all of its Indebtedness and other obligations before the time that any Lien attaches unless and only to the extent that any such amounts are not yet due and payable or the validity thereof is being contested in good faith by appropriate proceedings so long as such proceedings do not involve any danger of the sale, forfeiture or loss of the items of Equipment or any interest therein and the Issuer maintains or causes Hanover and the Lessee to maintain appropriate reserves with respect thereto or has made adequate provision for the payment thereof, in accordance with GAAP and approved by the Administrative Agent and (iii) all taxes imposed upon or against it or its property or assets, or upon any property leased by it, prior to the date on which penalties attach thereto.

               SECTION 3.10. Other Indebtedness. The Issuer shall not contract for, create, Incur, assume or suffer to exist any Indebtedness other than (i) the Securities issued pursuant to this Indenture, (ii) any fees and all other amounts payable pursuant to the provisions of the Participation Agreement, and
(iii) trade payables and expense accruals Incurred in the ordinary course of business and which are incidental to the purposes permitted pursuant to the Trust Agreement.

               SECTION 3.11. Guarantees, Loans, Advances and Other Obligations. The Issuer will not make any loan, advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing, or otherwise), endorse (except for the endorsement of checks for collection or deposit) or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stock or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person.

               SECTION 3.12. Consolidation, Merger and Sale of Assets. The Issuer shall not consolidate with or merge with or into any other Person or sell, convey, transfer or lease any of its assets (including the Collateral), whether in a single transaction or a series of related transactions, to any Person, except for (i) any such sale, conveyance or transfer contemplated in this Indenture or the Operative Agreements and (ii) any lease of Equipment in accordance with the terms of the Lease.

               SECTION 3.13. Capital Expenditures. The Issuer will not make any expenditure (by long-term or operating lease or otherwise) for capital assets (both realty and personalty), except for (a) acquisition of additional Equipment from the Lessee pursuant to the Bill of Sale or

(b) overhaul expenses or capital improvements to the Equipment made in the ordinary course of business and in accordance with the terms of the Participation Agreement.

               SECTION 3.14. Payments of Collateral. In the event that the Issuer receives from any Person any payments with respect to the Collateral (to the extent such Collateral has not been released from the Lien of the Security Documents in accordance with Section 11.1 hereof), the Issuer shall receive such payment in trust for the Trustee and subject to the Trustee's security interest and shall immediately deposit such payment in the Account.

               SECTION 3.15. No Subsidiaries. The Issuer shall not create any Subsidiaries.

               SECTION 3.16. Investments. The Issuer shall not make or permit to exist any Investment in any Person.

               SECTION 3.17. Use of Proceeds. The Issuer shall use the proceeds of the Securities solely to finance the Issuer's acquisition of Equipment and related Collateral in accordance with the terms of the Operative Agreements and for costs related to such transactions. The Issuer shall not permit any proceeds of the Securities to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying any margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time, and shall furnish each Holder, upon such Holder's request, a statement in conformity with the requirements of Regulation U.

               SECTION 3.18. Impairment of Security Interest. The Issuer shall not take or omit to take any action, which action or omission might or would have the result of affecting or impairing the security interest in favor of the Trustee on behalf of the Holders with respect to the Collateral, and the Issuer shall not grant to any Person (other than the Trustee on behalf of the Holders) any interest whatsoever in the Collateral, except, in either case, as expressly permitted by the terms of the Security Agreement.

               SECTION 3.19. Compliance with Operative Agreements. The Issuer shall at all times (a) observe and perform all covenants, conditions and obligations required to be performed by it under each Operative Agreement to which it is a party and (b) observe and perform, or cause to be observed and performed all the covenants, conditions and obligations of the Lessee under the Lease, even in the event the Lease is terminated at its stated expiration, following a Lease Event of Default or otherwise. The Issuer shall not enter into, or be a party to, any transaction with any Person, except the transactions set forth in this Indenture, the Participation Agreement or the Lease, as applicable, and as expressly permitted thereby.

               SECTION 3.20. Compliance with Laws. The Issuer shall comply with all applicable statutes, rules, regulations, orders and restrictions of the United States of America, all states and municipalities thereof and of any governmental department, commission, board, regulatory authority, bureau, agency and instrumentality of the foregoing, in respect of the conduct of its business and the ownership of its property. The Issuer shall promptly take, and maintain the effectiveness of, all action to effectuate the Participation Agreement, this Indenture or the Lease, as applicable, or otherwise that may, from time to time, be necessary or appropriate under applicable law in connection with the performance by the Issuer of its obligations under the Participation Agreement, this Indenture or the Lease, as applicable, or the taking of any action hereby or thereby contemplated, or necessary for the legality, validity, binding effect or enforceability of the Participation Agreement, this Indenture or the Lease, as applicable, or for the making of any payment or transfer or remittance of any funds by the Issuer under the Participation Agreement, this Indenture or the Lease, as applicable.

               SECTION 3.21. Maintenance of Office or Agency. The Issuer will maintain in Wilmington, Delaware, an office or agency where the Securities may be presented or surrendered for payment, where, if applicable, the Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Securities and this Indenture may be served. The principal corporate trust office of the Trustee, or if the Trustee's principal corporate trust office is not located in Wilmington, Delaware, any other office or agency maintained by the Trustee in Wilmington, Delaware (the "Corporate Trust Office"), shall be such office or agency of the Issuer, unless the Issuer shall designate and maintain some other office or agency for one or more of such purposes. The Issuer will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuer hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

               The Issuer may also from time to time designate one or more other offices or agencies (in or outside of Wilmington, Delaware) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in Wilmington, Delaware for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

               SECTION 3.22. Limitations on Lines of Business; Existence. The Issuer will not enter into any business other than the maintenance of its existence, the acquisition, leasing, financing and sale of the Equipment and the taking of such actions as are required to comply with the other covenants of the Issuer under the Operative Agreements and the Exchange and Registration Rights Agreement. The Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (both under the certificate of trust of the Issuer and by statute) and franchises.

               SECTION 3.23. Payment of Taxes and Other Claims. The Issuer will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges levied or imposed upon the Issuer or upon the income, profits or property of the Issuer and (ii) all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a material liability or lien upon the property of the Issuer; provided, however, that the Issuer shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which appropriate reserves, if necessary (in the good faith judgment of management of the Issuer), are being maintained in accordance with GAAP or where the failure to effect such payment will not be disadvantageous to the Holders.

               SECTION 3.24. Payments for Consent. The Issuer will not, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fees or otherwise, to any Holder of any Securities for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid or is paid to all Holders of the Securities that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or amendment.

               SECTION 3.25. Compliance Certificate. The Issuer shall deliver to the Trustee within 120 days after the end of each Fiscal Year of the Issuer an Officers' Certificate stating that in the course of the performance by the signers of their duties as Officers of the Issuer they would normally have knowledge of any Default or Event of Default and whether or not the signers know of any Default or Event of Default that occurred during such period. If they do, the certificate shall describe the Default or Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto. The Issuer also shall comply with TIA (S) 314(a)(4).

               SECTION 3.26. Further Instruments and Acts. Upon request of the Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture and the Operative Agreements.

               SECTION 3.27. Statement by Officers as to Default. The Issuer shall deliver to the Trustee, as soon as possible and in any event within five days after the Issuer becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Issuer proposes to take with respect thereto.

                                   ARTICLE IV

                       Covenants of the Hanover Guarantors
                       -----------------------------------

               Each of the Hanover Guarantors hereby agrees that so long as this Indenture is in effect, such guarantor shall comply with the covenants set forth in Section 9 of the Participation Agreement in the form attached hereto as Annex A.

                                   ARTICLE V

                            Redemption of Securities
                            ------------------------

               SECTION 5.1. Optional Redemption. (a) The Issuer may redeem all or, from time to time, a part, of the Securities subject to the conditions and at the redemption prices specified in the form of Securities set forth in Exhibits A and B hereto, which are hereby incorporated by reference and made a part of this Indenture, together with accrued and unpaid interest to the Redemption Date. Payments pursuant to any such redemption shall be applied in accordance with the provisions of
Section 8.4(b)(9).

               (b) The Issuer shall only be permitted to redeem the Securities pursuant to Section 5.1(a) if simultaneously with such prepayment the Issuer distributes to the Certificate Holders an amount equal to the proportionate Certificate Holder Contribution, together with accrued Certificate Holder Yield thereon. Such payments shall be made to the Issuer to be distributed in accordance with the terms of the Trust Agreement.

               SECTION 5.2. Applicability of Article. Redemption of Securities at the election of the Issuer or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

               SECTION 5.3. Election to Redeem; Notice to Trustee. The election of the Issuer to redeem any Securities pursuant to Section 5.1 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Issuer, the Issuer shall, upon not later than the earlier of the date that is 30 (or 10, in the case of a Special Redemption (as defined in Exhibit A)), days prior to the Redemption Date fixed by the Issuer or the date on which notice is given to the Holders (except as provided in Section 5.5 or unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 5.4.

               SECTION 5.4. Selection by Trustee of Securities to Be Redeemed. In the case of any partial redemption, the Trustee will select the Securities for redemption in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed or, if the Securities are not listed, then on a pro rata basis, by lot or by such other method as the Trustee in its sole discretion will deem to be fair and appropriate, although no Security of $1,000 in original principal amount or less will be redeemed in part. If any Security is to be redeemed in part only, the notice of redemption relating to that Security will state the portion of the principal amount thereof to be redeemed. A new Security in principal amount equal to the unredeemed portion thereof will be issued in the name of the holder thereof upon cancellation of the original Security.

               The Trustee shall promptly notify the Issuer in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

               For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

               SECTION 5.5. Notice of Redemption. Notice of redemption shall be given in the manner provided for in Section 10.2 not less than 30 (or 10, in the case of a Special

Redemption (as defined in Exhibit A)) nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed. The Trustee shall give notice of redemption in the Issuer's name and at the Issuer's expense; provided, however, that the Issuer shall deliver to the Trustee, at least 45 (or 15, in the case of a Special Redemption (as defined in Exhibit A)) days prior to the Redemption Date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the following items.

               All notices of redemption shall state:

               (1) the Redemption Date,

               (2) the redemption price and the amount of accrued interest to the Redemption Date payable as provided in Section 5.7, if any,

               (3) if less than all outstanding Securities are to be redeemed, the identification of the particular Securities (or portion thereof) to be redeemed, as well as the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities to be outstanding after such partial redemption,

               (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

               (5) that on the Redemption Date the redemption price (and accrued interest, if any, to the Redemption Date payable as provided in Section 5.7) will become due and payable upon each such Security, or the portion thereof, to be redeemed, and, unless the Issuer defaults in making the redemption payment, that interest on Securities called for redemption (or the portion thereof) will cease to accrue on and after said date,

               (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any,

               (7) the name and address of the Paying Agent,

               (8) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price,

               (9) the CUSIP number, and that no representation is made as to the accuracy or correctness of the CUSIP number, if any, listed in such notice or printed on the Securities, and

               (10) the paragraph of the Securities pursuant to which the Securities are to be redeemed.

               SECTION 5.6. Deposit of Redemption Price. Prior to any Redemption Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own

Paying Agent, segregate and hold in trust as provided in Section 2.4) an amount of money sufficient to pay the redemption price of, and accrued interest on, all the Securities which are to be redeemed on that date.

               SECTION 5.7. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the redemption price therein specified (together with accrued interest, if any, to the Redemption
Date), and from and after such date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Issuer at the redemption price, together with accrued interest, if any, to the Redemption Date (subject to the rights of Holders of record on the relevant record date to receive interest due on the relevant interest payment date).

               If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Securities.

               SECTION 5.8. Securities Redeemed in Part. Any Security which is to be redeemed only in part (pursuant to the provisions of this Article) shall be surrendered at the office or agency of the Issuer maintained for such purpose pursuant to Section 3.10 (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Issuer shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security at the expense of the Issuer, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered, provided that each such new Security will be in a principal amount of $1,000 or integral multiple thereof.

                                   ARTICLE VI

                              Defaults and Remedies
                              ---------------------

               SECTION 6.1. Events of Default. An "Event of Default" occurs if:

               (1) the Issuer defaults in any payment of interest or additional interest (as required by the Exchange and Registration Rights Agreement) on any Security when due continued for 30 days;

               (2) the Issuer defaults in the payment of the principal or premium, if any, of any Security when due at its Stated Maturity, upon optional redemption, upon required repurchase, upon declaration or otherwise;

               (3) Hanover or any Hanover Guarantor fails to comply with its obligations under (i) Section 9.10 of the Participation Agreement or (ii), prior to the execution and delivery of the Participation Agreement, Article IV hereof, which default shall continue unremedied for a period of 30 days after receipt of notice thereof;

               (4) (A) the Issuer fails to comply with any of Sections 3.2 through 3.27 inclusive (in each case other than a failure to repurchase Securities when required pursuant to Section 3.3 or 3.4, which failure shall constitute an Event of Default under Section 6.1(2)) and (B) such failure continues for 30 days after the notice specified below (with such notice only given after the expiry of the periods permitted to perform an obligation);

               (5) the Issuer defaults in the performance of or a breach by the Issuer of any other covenant or agreement in this Indenture or under the Securities (other than those referred to in (1), (2), (3) or (4) above) or any covenant, representation or warranty under the Lease, the Participation Agreement or any other Operative Agreement, or contained in any document delivered pursuant to any of the foregoing (in each case other than a covenant, representation or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with) and such default continues for 60 days after the notice specified below (with such notice only given after the expiry of the periods permitted to perform an obligation);

               (6) the occurrence and continuation of a Lease Event of Default;

               (7) the Operative Agreements no longer create a first priority lien on all the Collateral for the benefit of the Trustee, in its capacity as Collateral Agent (subject to Permitted Exceptions);

               (8) there is a default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by Hanover or any of its Restricted Subsidiaries (or the payment of which is guaranteed by Hanover or any of its Restricted Subsidiaries), other than Indebtedness owed to Hanover or a Restricted Subsidiary, whether such Indebtedness or guarantee now exists, or is created after the date of this Indenture, which default (a) is caused by a failure to pay principal of, or interest or premium, if any, on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness ("Payment Default") or (b) results in the acceleration of such Indebtedness prior to its maturity (the "cross acceleration provision") and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $20.0 million or more;

               (9) (A) the Issuer, Hanover or any Significant Subsidiary or a group of Restricted Subsidiaries that, taken together (as of the latest audited consolidated financial statements for Hanover and its Restricted Subsidiaries), would constitute a Significant Subsidiary, pursuant to or within the meaning of any Bankruptcy Law (as defined below):

               (i) commences a voluntary case;

               (ii) consents to the entry of an order for relief against it in an involuntary case;

               (iii) consents to the appointment of a Custodian (as defined below) of it or for any substantial part of its property; or

               (iv) makes a general assignment for the benefit of its creditors; or takes any comparable action under any foreign laws relating to insolvency;

               (B) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (i) is for relief against the Issuer, Hanover or any Significant Subsidiary or any group of Restricted Subsidiaries that, taken together (as of the latest audited consolidated financial statements for Hanover and its Restricted Subsidiaries) would constitute a Significant Subsidiary in an involuntary case;

               (ii) appoints a Custodian of the Issuer, Hanover or any Significant Subsidiary or any group of Restricted Subsidiaries that, taken together (as of the latest audited consolidated financial statements for Hanover and its Restricted Subsidiaries) would constitute a Significant Subsidiary or for any substantial part of their property; or

               (iii) orders the winding up or liquidation of the Issuer, Hanover or any Significant Subsidiary or any group of Restricted Subsidiaries that, taken together (as of the latest audited consolidated financial statements for Hanover and its Restricted Subsidiaries) would constitute a Significant Subsidiary;

or any similar relief is granted under any foreign laws and the order, decree or relief remains unstayed and in effect for 60 days;

               (10) failure by the Issuer, Hanover or any of its Restricted Subsidiaries to pay final judgments aggregating in excess of $20.0 million or its foreign currency equivalent at the time (net of any amounts with respect to which a reputable and creditworthy insurance company has acknowledged liability in writing), which judgments are not paid, discharged or stayed for a period of 60 days (the "Judgment Default Provision"); or

               (11) any respective Guarantee of any of the Hanover Guarantors ceases to be in full force and effect (except as contemplated by the terms of this Indenture and the Participation Agreement), or is declared in a judicial proceeding to be null and void, or any Hanover Guarantor denies or disaffirms its obligations under the terms of this Indenture, the Participation Agreement or its Hanover Guarantee.

               The foregoing will constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

               The term "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

               Notwithstanding the foregoing, a Default under clause (4) or (5) of this Section 6.1 will not constitute an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities notify the Issuer of the Default and the Issuer does not cure such Default within the time specified in said clause (4) or (5) after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

               The Issuer shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any Default or Event of Default under clauses (3), (4), (5), (6), (7), (8), (9),
(10) or (11) of this Section 6.1, which such notice shall contain the status thereof and a description of the action being taken or proposed to be taken by the Issuer in respect thereof.

               SECTION 6.2. Acceleration. If an Event of Default (other than an Event of Default specified in Section 6.1(9)) occurs and is continuing, the Trustee by notice to the Issuer, or the Holders of at least 25% in principal amount of the outstanding Securities by notice to the Issuer and the Trustee, may, and the Trustee at the request of such Holders shall, declare the principal of, premium, if any, and accrued and unpaid interest, on all the Securities to be due and payable; provided, however, that so long as any Bank Indebtedness remains outstanding, no such acceleration shall be effective until the earlier of (i) two business days after delivery of written notice to Hanover, the Lessee and the Representative under such Bank Indebtedness and (ii) the day on which any Bank Indebtedness is accelerated. Upon such a declaration, such principal, premium, if any, and accrued and unpaid interest will be due and payable immediately. In the event of a declaration of acceleration because an Event of Default set forth in Section 6.1(8) above has occurred and is continuing, the declaration of acceleration shall be automatically annulled if the event of default or payment default triggering such Event of Default pursuant to Section 6.1(8) shall be remedied or cured by Hanover or a Restricted Subsidiary of Hanover or waived by the holders of the relevant Indebtedness within 20 days after the declaration of acceleration with respect thereto and if (i) the annulment of the acceleration of the Securities would not conflict with any judgment or decree of a court of competent jurisdiction and (ii) all existing Events of Default, except nonpayment of principal, premium or interest on the Securities that became due solely because of such acceleration, have been cured or waived. If an Event of Default described in Section 6.1(9) occurs and is continuing, the principal of, premium, if any, and accrued and unpaid interest on all the Securities will become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. No such rescission shall affect any subsequent Default or Event of Default or impair any right consequent thereto.

               SECTION 6.3. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of (or premium, if any) or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

               The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

               SECTION 6.4. Waiver of Past Defaults. The Holders of a majority in principal amount of the outstanding Securities by notice to the Trustee may
(a) waive, by their consent (including, without limitation consents obtained in connection with a purchase of, or tender offer or exchange offer for, Securities), an existing Default or Event of Default and its consequences except
(i) a Default or Event of Default in the payment of the principal of, or premium, if any, or interest on a Security or (ii) a Default or Event of Default in respect of a provision that under Section 9.2 cannot be amended without the consent of each Securityholder affected and (b) rescind any such acceleration with respect to the Securities and its consequences if (1) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and
(2) all existing Events of Default, other than the nonpayment of the principal of, premium, if any, and interest on the Securities that have become due solely by such declaration of acceleration, have been cured or waived. When a Default or Event of Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any consequent right.

               SECTION 6.5. Control by Majority. The Holders of a majority in principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. This Indenture provides that in the event an Event of Default has occurred and is continuing, the Trustee will be required in the exercise of its powers to use the degree of care that a prudent person would use in the conduct of its own affairs. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Sections 7.1 and 7.2, that the Trustee determines is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

               SECTION 6.6. Limitation on Suits. Subject to the provisions of this Indenture relating to the duties of the Trustee, if an Event of Default occurs and is continuing, the Trustee will be under no obligation to exercise any of the rights or powers under this Indenture at the request or direction of any of the holders unless such holders have offered to the Trustee reasonable indemnity or security against any loss, liability or expense. Except to enforce the right to receive payment of principal, premium, if any, or interest when due, no holder may pursue any remedy with respect to the Indenture or the Securities unless:

               (1) such Holder has previously given to the Trustee written notice stating that an Event of Default is continuing;

               (2) Holders of at least 25% in outstanding principal amount of the Securities have requested the Trustee to pursue the remedy;

               (3) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense;

               (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

               (5) the Holders of a majority in principal amount of the outstanding Securities have not given the Trustee a direction that, in the opinion of the Trustee, is inconsistent with such request within such 60-day period.

               A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

               SECTION 6.7. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture (including, without limitation, Section 6.6), the right of any Holder to receive payment of principal of, premium (if any) or interest on the Securities held by such Holder, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

               SECTION 6.8. Collection Suit by Trustee. If an Event of Default specified in Section 6.1(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Issuer for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section 7.7.

               SECTION 6.9. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Issuer or its creditors or properties and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.7.

               SECTION 6.10. Priorities. If the Trustee collects any money or property pursuant to this Article VI, it shall pay out the money or property in the following order:

               FIRST: to the Trustee for amounts due under Section 7.7;

               SECOND: to Securityholders for amounts due and unpaid on the Securities for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

               THIRD: to the Issuer for distribution as provided for in the Trust Agreement.

               The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section. At least 15 days before such record date, the Issuer shall mail to each Securityholder and the Trustee a notice that states the record date, the payment date and amount to be paid.

               SECTION 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by the Issuer, a suit by a Holder pursuant to
Section 6.7 or a suit by Holders of more than 10% in outstanding principal amount of the Securities.

               SECTION 6.12. Additional Payments. In the case of any Event of Default occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Issuer with the intention of avoiding payment of the premium that the Issuer would have had to pay if the Issuer then had elected to redeem the Securities pursuant to the optional redemption provisions of this Indenture or was required to repurchase the Securities, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law upon the acceleration of the Securities. If an Event of Default occurs prior to September 1, 2005 by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Issuer with the intention of avoiding the prohibition on redemption of the Securities prior to September 1, 2005, the premium specified in this Indenture for optional redemptions occurring in the twelve-month period beginning September 1, 2005 shall also become immediately due and payable to the extent permitted by law upon the acceleration of the Securities.

               SECTION 6.13. Certain Remedial Matters. Notwithstanding any other provision of this Indenture or any other Operative Agreement:

               (i) the Issuer shall at all times, to the exclusion of the Collateral Agent, retain (A) all rights to Excepted Payments and to demand, collect or commence an action at law to obtain such payments and to enforce any judgment with respect thereto and (B) all of its rights under the Participation Agreement; and

               (ii) the Issuer shall at all times retain the right, but not to the exclusion of the Collateral Agent, (A) to receive from the Lessee all notices, certificates and other documents and all information that the Lessee is permitted or required to give or furnish to the "Lessor" pursuant to the Lease, the Participation Agreement or any other Operative Document, (B) to inspect the Equipment, (C) to retain all rights with respect to insurance that Section 14 of the Lease specifically confers upon the "Lessor", (D) to provide such insurance as the Lessee shall have failed to maintain or as the Issuer may desire and (E) to enforce compliance by the Lessee with the provisions of Sections 8, 9, 10, 11 and 14 of the Lease.

                                  ARTICLE VII

                                     Trustee
                                     -------

               SECTION 7.1. Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs; provided that if an Event of Default occurs and is continuing, the Trustee will be under no obligation to exercise any of the rights or powers under this Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee reasonable indemnity or security against loss, liability or expense.

               (b) Except during the continuance of an Event of Default:

               (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                      (a) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (1) this paragraph does not limit the effect of paragraph (b) of this Section;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

               (b) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

               (c) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuer.

               (d) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

               (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               (f) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

               (g) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Issuer shall be sufficient if signed by an Officer of the Issuer.

               (h) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses (including reasonable attorneys' fees and expenses) and liabilities that might be incurred by it in compliance with such request or direction.

               SECTION 7.2. Rights of Trustee. Subject to Section 7.1, (a) The Trustee may conclusively rely on any document (whether in its original or facsimile form) reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                      (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate and/or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officers' Certificate or Opinion of Counsel.

                      (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                      (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers, unless the Trustee's conduct constitutes willful misconduct or negligence.

                      (e) The Trustee may consult with counsel of its selection, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

               SECTION 7.3. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

               SECTION 7.4. Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Issuer's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee's certificate of authentication.

               SECTION 7.5. Notice of Defaults. If a Default or Event of Default occurs and is continuing and if a Trust Officer has actual knowledge thereof, the Trustee shall mail to each Securityholder notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium (if any), or interest on any Security (including payments pursuant to the optional redemption or required repurchase provisions of such Security, if any), the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

               SECTION 7.6. Reports by Trustee to Holders. As promptly as practicable after each May 15 beginning with the May 15, following the date of this Indenture, and in any event prior to July 15 in each year, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with TIA ss. 313(a). The Trustee also shall comply with TIA ss. 313(b). The Trustee shall also transmit by mail all reports required by TIA ss. 313(c).

               A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange (if any) on which the Securities are listed. The Issuer agrees to notify promptly the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

               SECTION 7.7. Compensation and Indemnity. The Issuer shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder as the Issuer and the Trustee shall from time to time agree in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, costs of preparing and reviewing reports, certificates and other documents, costs of preparation and mailing of notices to Securityholders and reasonable costs of counsel retained by the Trustee in connection with the delivery of an Opinion of Counsel or otherwise, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Trustee against any and all loss, liability, damages, claims or expense (including reasonable attorneys' fees and expenses) incurred by it without negligence or willful misconduct on its part in connection with the administration of this trust and the performance of its duties hereunder, including the costs and expenses of enforcing this Indenture (including this Section 7.7) and of defending itself against any claims (whether asserted by any Securityholder, the Issuer or otherwise). The Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend the claim and the Trustee may have separate counsel and the Issuer shall pay the fees and expenses of such counsel provided that the Issuer shall not be required to pay such fees and expenses if it assumes the Trustee's defense, and, in the reasonable judgment of outside counsel to the Trustee, there is no conflict of interest between the Issuer and the Trustee in connection with such defense. The Issuer need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct or negligence.

               To secure the Issuer's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Securities. The Trustee's right to receive payment of any amounts due under this Section 7.7 shall not be subordinate to any other liability or Indebtedness of the Issuer.

               The Issuer's payment obligations pursuant to this Section shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.1(9) or (10) with respect to the Issuer, the expenses are intended to constitute expenses of administration under any Bankruptcy Law.

               SECTION 7.8. Replacement of Trustee. The Trustee may resign at any time by so notifying the Issuer. The Holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee. The Issuer shall remove the Trustee if:

                      (a) the Trustee fails to comply with Section 7.10;

                      (b) the Trustee is adjudged bankrupt or insolvent;

                      (c) a receiver or other public officer takes charge of the Trustee or its property; or

                      (d) the Trustee otherwise becomes incapable of acting.

               If the Trustee resigns or is removed by the Issuer or by the Holders of a majority in principal amount of the Securities and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of the Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuer shall promptly appoint a successor Trustee.

               A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in
Section 7.7.

               If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of 10% in principal amount of the Securities may petition, at the Issuer's expense, any court of competent jurisdiction for the appointment of a successor Trustee.

               If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

               Notwithstanding the replacement of the Trustee pursuant to this Section, the Issuer's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

               SECTION 7.9. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

               In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture, any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; provided that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Securities in the name of any predecessor Trustee shall only apply to its successor or successors by merger, consolidation or conversion.

               SECTION 7.10. Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA (S) 310(a). The Trustee shall have a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA ss. 310(b); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA (S) 310(b)(1) are met.

               SECTION 7.11. Preferential Collection of Claims Against Issuer. The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA (S) 311(a) to the extent indicated.

               SECTION 7.12. Trustee's Application for Instruction from the Issuer. Any application by the Trustee for written instructions from the Issuer may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Issuer actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

               SECTION 7.13. Proceeds of Collateral; Proceeds Remaining in Account. All moneys (a) collected by the Trustee (and the Collateral Agent) under the Hanover Guarantee, upon any sale or disposition of the Trust Estate pursuant to Section 17.3 of the Lease (together with all other moneys received by the Trustee thereunder) or pursuant to any other Operative Agreement and (b) contained in the Account on the date of an acceleration of the Securities or on the Stated Maturity (excluding, in the case of any application made pursuant to this Section 7.13 on the Stated Maturity, an amount equal to the aggregate amount of Excess Sale Proceeds or Final Rent Payment deposited in the Account on or prior to such date, which amount shall instead be applied at the Stated Maturity in accordance with Section 8.4(b)(4) or Section 8.4(b)(5), respectively), or deposited in the Account thereafter, shall be applied as follows:

               First, to the payment of (i) any and all sums advanced by the Trustee in order to preserve the Trust Estate or preserve its security interest therein and (ii) the expenses of retaking, holding, preparing for sale, charter or lease, selling or otherwise disposing or realizing on the Trust Estate, or of any exercise by the Trustee of its rights under the Operative Agreements, together with reasonable attorneys' fees and court costs;

               Second, to the payment of the amounts then due and unpaid for principal of and interest on the Securities, together with any applicable premiums with respect to the Securities and all other amounts then due the Holders under the Operative Agreements, ratably to all the Holders according to the amounts due and payable on the Securities in respect of principal, interest and any applicable premium and all other amounts due the Holders under the Operative Agreements;

               Third, to each Person indemnified by the Issuer, other than the Certificate Holders, for all amounts then due, on a pari passu basis;

               Fourth, to the Issuer for all amounts then due the Issuer under
         Section 13 of the Participation Agreement;

               Fifth, to the Issuer, for distribution to the Certificate Holders as provided for in the Trust Agreement of an amount equal to the aggregate outstanding Certificate Holder Contributions and all amounts then due and payable on account of the Certificate Holder Yield together with any applicable premium with respect to the Certificates; and

               Sixth, to the extent moneys remain after application pursuant to clauses First through Fifth above, to the Lessee or to whomever may be lawfully entitled to receive such surplus.

                                  ARTICLE VIII

                 Discharge of Indenture; Defeasance; The Account
                 -----------------------------------------------

               SECTION 8.1. Discharge of Liability on Securities; Defeasance.
(a) Subject to Section 8.1(c), when (i)(x) the Issuer delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.9) for cancellation or (y) all outstanding Securities not theretofore delivered for cancellation have become due and payable, whether at maturity or upon redemption or will become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name and at the expense of the Issuer and the Issuer or any Hanover Guarantor irrevocably deposits or causes to be deposited with the Trustee as trust funds in trust solely for the benefit of the Holders money in U.S. dollars, non-callable U.S. Government Obligations, or a combination thereof, in such amounts as will be sufficient without consideration of any reinvestment of interest to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation for principal, premium, if any, and accrued interest to the date of maturity or redemption, (ii) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which the Issuer or any Hanover Guarantor is a party or by which the Issuer or any Hanover Guarantor is bound; (iii) the Issuer or any Hanover Guarantor has paid or caused to be paid all sums payable by it under this Indenture and the Securities; and (iv) the Issuer has delivered irrevocable instructions to the Trustee under this Indenture to apply the deposited money toward the payment of such Securities at maturity or the Redemption Date, as the case may be, then the Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Issuer (accompanied by an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture have been complied with) and at the cost and expense of the Issuer.

               (b) Subject to Sections 8.1(c) and 8.2, the Issuer at any time may terminate (i) all its obligations under the Securities and this Indenture ("legal defeasance option"), and after giving effect to such legal defeasance, any omission to comply with such obligations shall no longer constitute a Default or Event of Default or (ii) its obligations under Sections 3.2, 3.3, 3.4, 3.5, 3.6, 3.7, 3.8, 3.9, 3.10, 3.11,
3.12, 3.13, 3.14, 3.15, 3.16, 3.18, 3.19, 3.20, 3.22 (with respect to the first sentence thereof) and 3.24 and the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply with such covenants shall no longer constitute a Default or an Event of Default under Section 6.1(4) and the operation of Sections 6.1(3), 6.1(8), 6.1(9) (but only with respect to a Significant Subsidiary), 6.1(10) (but only with respect to a Restricted Subsidiary) and 6.1(11), and the events specified in such Sections shall no longer constitute an Event of Default (this clause (ii) being referred to as the "covenant defeasance option"), but except as specified above, the remainder of this Indenture and the Securities shall be unaffected thereby. The Issuer may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option. If the Issuer exercises its covenant defeasance option, the Issuer may elect to have any Subsidiary Guarantees in effect at such time terminate.

               If the Issuer exercises its legal defeasance option, payment of the Securities may not be accelerated because of an Event of Default, and the Hanover Guarantees in effect at such time shall terminate. If the Issuer exercises its covenant defeasance option, payment of the Securities may not be accelerated because of an Event of Default specified in Section 6.1(4) (as such Section relates to Sections 3.2, 3.3, 3.4, 3.5, 3.6, 3.7, 3.8, 3.9, 3.10, 3.11,
3.12, 3.13, 3.14, 3.15, 3.16, 3.18, 3.19, 3.20, 3.22 (with respect to the first sentence thereof), 3.24, 6.1(3), 6.1(8), 6.1(9) (but only with respect to a Restricted Subsidiary), 6.1(10) (but only with respect to a Restricted Subsidiary) or 6.1(11).

               Upon satisfaction of the conditions set forth herein and upon request of the Issuer, the Trustee shall acknowledge in writing the discharge of those obligations that the Issuer terminates.

               (c) Notwithstanding the provisions of Sections 8.1(a) and (b), the Issuer's obligations in Sections 2.1(d), 2.1(e), 2.2, 2.3, 2.4, 2.5, 2.6, 2.9, 2.10, 2.11, 2.12, 2.16, 3.1, 3.21, 3.22 (with respect to the second sentence thereof), 3.23, 3.25, 3.26, 3.27, 7.7, and 7.8 and in this Article 8 shall survive until the Securities have been paid in full. Thereafter, the Issuer's obligations in Sections 7.7, 8.4, 8.5 and 8.6 shall survive.

               SECTION 8.2. Conditions to Defeasance. The Issuer may exercise its legal defeasance option or its covenant defeasance option only if:

                      (a) the Issuer irrevocably deposits in trust with the Trustee for the benefit of the Holders money in U.S. dollars or U.S. Government Obligations or a combination thereof for the payment of principal, premium, if any, and interest on the Securities to maturity or redemption, as the case may be;

                      (b) the Issuer delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S.

Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal and interest when due on all the Securities to maturity;

               (c) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or, with respect to certain bankruptcy or insolvency Events of Default, on the 91st day after such date of deposit;

               (d) such legal defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default under, this Indenture or any other material agreement or instrument to which the Issuer is a party or by which the Issuer is bound;

               (e) the Issuer shall have delivered to the Trustee an Opinion of Counsel (subject to customary assumptions and exclusions) to the effect that (A) the Securities and (B) assuming no intervening bankruptcy of the Issuer between the date of deposit and the 91st day following the deposit and that no Holder of the Securities is an insider of the Issuer, after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' right generally;

               (f) the deposit does not constitute a default under any other agreement binding on the Issuer;

               (g) the Issuer delivers to the Trustee an Opinion of Counsel (subject to customary assumptions and exclusions) to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Issuer Act of 1940;

               (h) in the case of the legal defeasance option, the Issuer shall have delivered to the Trustee an Opinion of Counsel (subject to customary assumptions and exclusions) in the United States stating that
         (i) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Securityholders will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred;

               (i) in the case of the covenant defeasance option, the Issuer shall have delivered to the Trustee an Opinion of Counsel (subject to customary assumptions and exclusions) in the United States to the effect that the Securityholders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred; and

          (j) the Issuer delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities and this Indenture as contemplated by this Article VIII have been complied with.

               SECTION 8.3. Application of Trust Money. The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this
Article VIII. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with the terms of this Indenture to the payment of principal of and interest on the Securities.

               SECTION 8.4. The Account. (a) The Trustee shall establish an account (the "Account") into which the Trustee and the Collateral Agent shall deposit all payments, receipts and other consideration of any kind whatsoever paid under the Lease and received by the Trustee, in its capacity as Collateral Agent, pursuant to the Assignment of Lease.

               (b) Payments deposited from time to time in the Account shall be paid out as follows:

               (1) Any such payment identified by the Lessee as Basic Rent shall be paid out of the Account by the Trustee on the relevant Payment Date, and shall be applied, first, ratably to the payment of interest and principal then due and payable on the Securities until such amounts are paid in full, second, to the payment to the Issuer, for distribution to the Certificate Holders as provided for in the Trust Agreement, of an amount equal to the Certificate Holder Yield then due and payable under the Operative Agreements until such amount is paid in full, and, third, the remainder of such amount shall be paid out of the Account by the Trustee to such Person or Persons as the Issuer may designate.

               (2) Any payment identified by the Lessee as a payment in respect of the Termination Value of any Equipment pursuant to Section 16 of the Lease or of the Termination Value of any piece of Equipment pursuant to
        Section 20 of the Lease shall be paid out of the Account by the Trustee promptly after receipt, and shall be applied, first, ratably to the payment of the principal of the Securities that are redeemed in an amount equal to the product of (x) Termination Value in respect of such piece or pieces of Equipment and (y) the Debt Percentage, together with any applicable premium and all accrued and unpaid interest due and payable on such Securities in the form of Supplemental Rent under the Lease, and second, to the payment to the Issuer, for distribution to the Certificate Holders as provided for in the Trust Agreement, of an amount equal to the product of (x) the Termination Value in respect of such piece or pieces of Equipment and (y) the Contribution Percentage, together with any applicable premium and all Certificate Holder Yield due and payable with such amount in the form of Supplemental Rent under the Lease.

               (3) Any payment identified by the Lessee as proceeds of the sale of any Equipment pursuant to Section 21 of the Lease (but in any event excluding costs and expenses described in Section 21.2(i) of the Lease) ("Net Sale Proceeds") shall be paid out of the Account by the Trustee promptly after receipt, and shall be applied, first, ratably to the payment of the principal on the outstanding Securities, second, to the payment to the Issuer, for distribution to the Certificate Holders as provided for in the Trust Agreement, of an amount not to exceed the unpaid Certificate Holder Contribution, and third, the remainder of such amount ("Excess Sale Proceeds") shall be held in the Account until the Stated Maturity (or, if earlier, the date of an acceleration) for application in accordance with Section 8.4(b)(4).

               (4) On the Stated Maturity, any Excess Sale Proceeds contained in the Account shall be applied as follows: first, ratably to the payment of the principal and interest on the outstanding Securities, second, to the payment to the Issuer, for distribution to the Certificate Holders as provided for in the Trust Agreement, of an amount not to exceed the Certificate Holder Contribution (whether or not the Lease has terminated with respect to any such Equipment), and the Certificate Holder Yield due and payable under the Operative Agreements, and third, to the extent monies remain, to the Lessee subject to the rights of any other person who may be lawfully entitled to receive such surplus.

               (5) Any payment identified by the Lessee as the Final Rent Payment in respect of any piece of Equipment shall be paid out of the Account by the Trustee promptly after receipt and shall be applied to the payment of the principal of outstanding Securities.

               (6) Any payment identified by the Lessee as a Wear and Tear Payment or any Net Sale Proceeds Shortfall pursuant to Section 21.3 of the Lease shall be paid out of the Account by the Trustee promptly after receipt as follows: first, ratably to the payment of the principal and interest on the outstanding Securities, and second, to the payment to the Issuer for distribution to the Certificate Holders as provided for in the Trust Agreement.

               (7) Any payment identified by the Lessee as Supplemental Rent (other than any payment of Final Rent Payment) (but in any event excluding all Excepted Payments which shall not be paid into the Account) shall be paid out of the Account by the Trustee promptly after receipt, and shall be applied to the payment of any amounts then owing to the Trustee, the Holders, the Certificate Holders and the other parties to the Operative Agreements (or any of them) (other than any such amounts payable pursuant to the preceding provisions of this
        Section 8.4(b)) as shall be designated by the Lessee (or, in the absence of such designation, ratably according to the respective amounts so owing of which the Trustee has received written notice).

               (8) Any payment of insurance proceeds in connection with a Significant Casualty or Significant Condemnation shall be paid to the Lessee upon the affected piece of Equipment being replaced with Replacement Equipment in accordance with the terms of the Lease.

               (9) Any payment identified by the Lessee as a payment being made pursuant to Section 5.1(a) shall be paid out of the Account by the Trustee on the relevant Redemption Date, and shall be applied first, ratably to the payment of interest then due and payable on the Securities until such amounts are paid in full, second, ratably to the payment of principal then due and payable on the Securities until such amounts are paid in full, and third, ratably to the payment of any applicable premium owing on the Securities, if any.

               (10) Any such payment identified by the Lessee as a payment being made pursuant to Section 5.1(b) shall be paid out of the Account by the Trustee on the relevant Redemption Date, and shall be applied first, ratably to the payment of Certificate Holder Yield then due and payable on the Certificates until such amounts are paid in full, second, ratably to the payment of Certificate Holder Contributions then outstanding, and third, ratably to the payment of any applicable premium owing on the Certificates, if any.

               In the event that the Lessee shall fail to identify the nature of any payment deposited by it in the Account, or the Trustee in its reasonable judgment shall determine that the identification made by the Lessee is incorrect or inappropriate, the nature of such payment shall instead be identified by the Trustee in its reasonable judgment and applied in the manner specified above after notifying the Issuer, the Lessee and the Certificate Holders; provided that, in the event that the Trustee identifies such payment as an Excepted Payment, such payment shall be paid out of the Account by the Trustee to such Person or Persons as the Issuer may designate.

               (c) Upon the satisfaction and discharge of this Indenture pursuant to Section 8.1, any moneys remaining in the Account shall be paid to such Person or Persons as the Issuer may direct in writing.

               (d) Within 30 days after each Payment Date, the Trustee shall provide the Issuer with an accounting in reasonable detail showing all receipts and disbursements to and from the Account since the date of the last such accounting.

               (e) Notwithstanding anything to the contrary otherwise set forth in this Indenture or in the Assignment of Lease, Excepted Payments shall not be paid to the Trustee and shall not be deposited in the Account, but shall be made at all times directly to the Issuer.

               (f) To the extent that any monies in the Account represent Excess Sales Proceeds, the Trustee shall invest such monies at the direction of the Issuer (or the Issuer's designee, including the Lessee to the extent provided in Section 11.1 of the Participation Agreement) in securities that are U.S. Government Obligations or (ii) interest in a money market fund registered under the Investment Company Act of 1940, as amended, including, without limitation, the Chase Vista Money Market Mutual Funds or any other mutual fund for which the Trustee or an Affiliate of the Trustee serves as investment manager, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (A) the Trustee or an Affiliate of the Trustee receives fees from such funds for services rendered, (B) the Trustee charges and colleges fees for services rendered pursuant to the Indenture, which fees are separate from the fees received from such funds, and (C) services performed for such funds and pursuant to this Indenture may at times duplicate those provided to such funds by the Trustee or its Affiliates.

               SECTION 8.5. Repayment to Issuer. The Trustee and the Paying Agent shall promptly turn over to the Issuer upon request any excess money or securities held by them upon payment of all the obligations under this Indenture.

               Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Issuer upon request any money held by them for the payment of principal of or interest on the Securities that remains unclaimed for two years, and, thereafter, Securityholders entitled to the money must look to the Issuer for payment as general creditors.

               SECTION 8.6. Indemnity for U.S. Government Obligations. The Issuer shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

               SECTION 8.7. Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this
Article VIII by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Issuer under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article VIII until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article VIII; provided, however, that, if the Issuer has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

               SECTION 8.8. Other Prepayment Matters (a) If on any date the Trustee or the Issuer shall receive, with respect to any piece of Equipment, any payment in respect of excess wear and tear pursuant to Section 21.3 of the Lease (a "Wear and Tear Payment") or any Net Sale Proceeds Shortfall pursuant to
Section 21.3 of the Lease, such payment shall be applied in accordance with
Section 8.4(b)(6).

               (b) (i)On any date on which the Lessee is obligated to pay the Issuer an amount equal to the Termination Value of any Equipment in connection with the exercise of a Purchase Option or in connection with an Equity Proceeds Purchase, Control Purchase or Excess Proceeds Purchase, such amount shall be applied to prepay the Securities on such date in accordance with Section 8.4(b)(2), and (ii) on any date on which any Equipment shall have been sold pursuant to Section 21 of the Lease, the Issuer shall prepay the Securities on such date in an amount equal to the proceeds of such sale (net of costs and expenses described in Section 21.2(i) of the Lease) in accordance with Section 8.4(b)(3).

                                   ARTICLE IX

                                   Amendments
                                   ----------

               SECTION 9.1. Without Consent of Holders. The Issuer, the Hanover Guarantors and the Trustee may amend this Indenture or the Securities without notice to or consent of any Securityholder:

               (a) to cure any ambiguity, omission, defect or inconsistency that does not materially adversely affect the rights of any Holder;

               (b) to provide for uncertificated Securities in addition to or in place of certificated Securities; provided, however, that the uncertificated Securities are issued in registered form for purposes of
         Section 163(f) of the Code or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Code;

               (c) to add Guarantees with respect to the Securities or release a Hanover Guarantor upon its sale or disposition or designation as an Unrestricted Subsidiary; provided, however, that the designation or sale or disposition is in accord with the applicable provisions of the Indenture;

               (d) to further secure the Securities;

               (e) to add to the covenants of the Issuer for the benefit of the Holders or surrender any right or power conferred upon the Issuer;

               (f) to make any change that does not adversely affect the rights of any Holder; or

               (g) to comply with any requirement of the Commission in connection with the qualification of this Indenture under the TIA;

provided, however, that Sections 7.13 and 8.4 shall not be amended without the consent of the Required Certificate Holders.

               After an amendment under this Section becomes effective, the Issuer shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

               SECTION 9.2. With Consent of Holders. The Issuer, the Hanover Guarantors and the Trustee may amend this Indenture or the Securities without notice to any Securityholder but with the written consent of the Required Holders (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Securities); provided, however, that Sections 7.13 and 8.4 shall not be amended without the consent of the Required Certificate Holders. However, without the consent of each Securityholder affected, an amendment may not:

               (a) reduce the amount of Securities whose Holders must consent to an amendment;

               (b) reduce the stated rate of or extend the stated time for payment of interest on any Security;

               (c) reduce the principal of or extend the Stated Maturity of any Security;

               (d) reduce the premium payable upon the redemption or repurchase of any Security or change the time at which any Security may or shall be redeemed or repurchased as described above under Section 3.3,
         Section 3.4 (including an amendment to the definition of "Change of Control") or Article V or any similar provision, whether through an amendment to or waiver of Section 3.3, Section 3.4 or Article V, a definition or otherwise;

               (e) make any Security payable in money other than that stated in the Security;

               (f) impair the right of any Holder to receive payment of principal of, premium, if any, and interest on such Holder's Securities on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder's Securities; or

               (g) make any change to the amendment provisions which require each Holder's consent or to the waiver provisions.

               It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

               After an amendment under this Section becomes effective, the Issuer shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

               SECTION 9.3. Compliance with Trust Indenture Act. Every amendment to this Indenture or the Securities shall comply with the TIA as then in effect.

               SECTION 9.4. Revocation and Effect of Consents and Waivers. A consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Securityholder. An amendment or waiver shall become effective upon receipt by the Trustee of the requisite number of written consents under Section 9.1 or 9.2 as applicable.

               The Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall become valid or effective more than 120 days after such record date.

               SECTION 9.5. Notation on or Exchange of Securities. If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Issuer or the Trustee so determines, the Issuer in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

               SECTION 9.6. Trustee To Sign Amendments. The Trustee shall sign any amendment authorized pursuant to this Article IX if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and (subject to Sections 7.1 and 7.2) shall be fully protected in relying upon an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

               SECTION 9.7. Acknowledgement of Certain Other Matters Requiring Consent.

               The parties hereby acknowledge that:

                      (a) pursuant to the terms of the Participation Agreement, the material terms of the Participation Agreement, the Lease (subject to certain exceptions set forth below), the Hanover Guarantee and the Assignment of Lease may not be amended, supplemented, waived or modified without the written agreement and consent of, among others, the Trustee with the written consent of the Required Holders (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Securities); provided, however, that the Issuer, the Lessee and Hanover, the Trustee may amend, supplement, waive or modify without the written consent of the Required Holders certain provisions of the Lease which relate to, among other items, the return and redelivery of the Equipment at the expiration of the Lease term, the use of the Equipment and the subleasing of the Equipment;

                      (b) notwithstanding the provisions of Section 9.7(a), no party may, without the written consent of each Securityholder affected, amend, change or modify in any material respect the obligations of the Lessee and/or Hanover (or any of the material provisions or definitions with respect thereto) to (i) make payments of rent under the Lease or
        (ii) purchase Equipment yielding proceeds sufficient to enable the Issuer to make and consummate a Change of Control Offer; and

               (c) certain provisions of the Lease, the Participation Agreement and other Operative Agreements which are material to the Certificate Holders of the Issuer may not be amended, supplemented, waived or modified without their consent if such amendment, waiver, supplement or modification would materially adversely affect the Certificate Holders.

               SECTION 9.8. Nonrecourse. Anything to the contrary contained in this Indenture or in any other Operative Agreement notwithstanding, neither the Certificate Holders, the Trust Company, nor any officer, director or shareholder thereof, nor any of the Issuer's or the Trust Company's successors or assigns (all such Persons being hereinafter referred to collectively as the "Exculpated Person"), shall be personally liable in any respect for any liability or obligation hereunder or under any other Operative Agreement including the payment of the principal of, or interest on, the Securities, or for monetary damages for the breach of performance of any of the representations, warranties, agreements, undertakings or covenants of the Issuer contained in this Indenture or any of the other Operative Agreements, and the Trustee and each Holder, by accepting a Security, agree that, in the event any of them pursues any remedies available to them under this Indenture or any other Operative Agreement, neither the Trustee nor the Holders shall have any recourse against the Certificate Holders, the Trust Company, nor any other Exculpated Person, for any deficiency, loss or claim for monetary damages or otherwise resulting therefrom and recourse shall be had solely and exclusively against the Issuer and the Collateral and, to the extent provided therefore in the Hanover Guarantee, the Hanover Guarantors; provided, however, each Exculpated Person shall remain liable for its own gross negligence or willful misconduct and for any breach by such Exculpated Person of any covenant or representation undertaken or made by it in its individual capacity as provided herein or in the other Operative Agreements. Nothing contained herein shall be taken to prevent recourse against the enforcement of remedies against the Collateral in respect of any and all liabilities, obligations and undertakings contained in this Indenture or any other Operative Agreement. Notwithstanding the foregoing provisions of this
Section 9.8, nothing in this Indenture or any other Operative Agreement shall
(a) constitute a waiver, release or discharge of any obligation evidenced or secured by this Indenture or any other Security Document, (b) limit the right of the Trustee or any Holder to name the Issuer as a party defendant in any action or suit for judicial foreclosure and sale under any Security Document, or (c) affect in any way the validity or enforceability of the Hanover Guarantee or any other guaranty (whether of payment and/or performance) given to the Trustee or the Holders, or of any indemnity agreement given by the Issuer, in connection with the Securities issued hereunder.

               SECTION 9.9. Subordination. The obligations of each Hanover Guarantor under this Indenture shall be subordinated in right of payment to the prior payment of Senior Indebtedness and Guarantor Senior Indebtedness of such Hanover Guarantor to the same extent as such Hanover Guarantor's payment obligations under the Guarantee are subordinated to prior payment of Senior Indebtedness and Guarantor Senior Indebtedness, mutatis mutandis.

                                   ARTICLE X

                                  Miscellaneous
                                  -------------

               SECTION 10.1. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the provision required by the TIA shall control. Each Hanover Guarantor in addition to performing its obligations under its Hanover Guarantee shall perform such other obligations as may be imposed upon it with respect to this Indenture under the TIA.

               SECTION 10.2. Notices. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail addressed as follows:

                      if to the Issuer:

                      Hanover Equipment Trust 2001B
                      c/o Wilmington Trust Company
                      Rodney Square North
                      1100 North Market Street
                      Wilmington, Delaware 19890
                      Attention: Corporate Trust Administration
                      Telecopy No.: 302-651-8882

                      With a copy to:

                      Morris, James, Hitchens & Williams LLP
                      222 Delaware Avenue
                      10th Floor
                      P. O. Box 2306
                      Wilmington, Delaware 19899
                      Attention: Lewis C. Ledyard III
                      Telecopy No.: (302) 571-1750


                      if to the Trustee:

                      Wilmington Trust FSB
                      Rodney Square North
                      1100 North Market Street
                      Wilmington, Delaware 19890
                      Attention:  Corporate Trust Administration
                      Telecopy No.: (302) 651-8882

                      and

                      Wilmington Trust FSB

                                                                              58
                      3773 Howard Hughes Parkway, Suite 300N
                      Las Vegas, Nevada  89109
                      Attention:  Corporate Trust Department
                      Telecopy No.:  (702) 866-2244

               The Issuer or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

               Any notice or communication mailed to a registered Securityholder shall be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

               Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

               SECTION 10.3. Communication by Holders with other Holders. Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Issuer, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

               SECTION 10.4. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Issuer to the Trustee to take or refrain from taking any action under this Indenture, the Issuer shall furnish to the
Trustee:

               (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

               (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

               SECTION 10.5. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

                      (a) a statement that the individual making such certificate or opinion has read such covenant or condition;

                      (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                      (c) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                      (d) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

               In giving such Opinion of Counsel, counsel may rely as to factual matters on an Officers' Certificate or on certificates of public officials.

               SECTION 10.6. When Securities Disregarded. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Issuer or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

               SECTION 10.7. Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by, or a meeting of, Securityholders. The Registrar and the Paying Agent may make reasonable rules for their functions.

               SECTION 10.8. Legal Holidays. A "Legal Holiday" is a Saturday, a Sunday or other day on which commercial banking institutions are authorized or required to be closed in New York City. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

               SECTION 10.9. GOVERNING LAW. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               SECTION 10.10. No Recourse Against Others. An incorporator, director, officer, employee, stockholder or controlling person, as such, of the Issuer or any Hanover Guarantor shall not have any liability for any obligations of the Issuer under the Securities, this Indenture or the Hanover Guarantees or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

               SECTION 10.11. Successors. All agreements of the Issuer in this Indenture and the Securities shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

               SECTION 10.12. Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

               SECTION 10.13. Variable Provisions. The Issuer initially appoints the Trustee as Paying Agent and Registrar and custodian with respect to any Global Securities.

               SECTION 10.14. Qualification of Indenture. The Issuer shall qualify this Indenture under the TIA in accordance with the terms and conditions of the Exchange and Registration Rights Agreement and shall pay all reasonable costs and expenses (including attorneys' fees and expenses for the Issuer, the Trustee and the Holders) incurred in connection therewith, including, but not limited to, costs and expenses of qualification of this Indenture and the Securities and printing this Indenture and the Securities. The Trustee shall be entitled to receive from the Issuer any such Officers' Certificates, Opinions of Counsel or other documentation as it may reasonably request in connection with any such qualification of this Indenture under the TIA.

               SECTION 10.15. Table of Contents; Headings. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

               SECTION 10.16. Non-Exclusion of the Issuer. The Issuer and the Trustee (a) acknowledge that various provisions of the Lease and the Participation Agreement require the delivery by Lessee of various instruments and documents to both the Trustee and to the Issuer and (b) agree that such provisions shall in no event be read to limit or modify the rights of the Issuer set forth in Section 7.12. The Issuer and the Trustee further acknowledge and agree that any provisions of the Assignment of Lease and of this Indenture that purportedly assign to the Trustee the Issuer's rights to receive any such instruments or documents shall not create any inference that such deliveries will be made to the Trustee to the exclusion of the Issuer, and the Issuer shall in all events retain the right to receive such deliveries.

               SECTION 10.17. Third Party Beneficiaries. The Certificate Holders shall be third-party beneficiaries of this Indenture.

                                   ARTICLE XI

                             Collateral and Security
                             -----------------------

               SECTION 11.1. Collateral and Security Documents; Future Guarantees. (a) In order to secure the due and punctual payment of the principal of and interest and premium, if any, on the Securities of each series and the Certificate Holder Contributions and the Certificate Holder Yield and premium, if any, on the Certificates when and as the same shall be due and payable, whether on a Payment Date, Stated Maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest (to the extent permitted by law), if any, on the Securities of each series, the Certificate Holder Contribution and the Certificate

Holder Yield and the performance of all other obligations of the Issuer to the Holders or the Trustee under this Indenture and the Securities of each series (the "Issuer Obligations"), the Issuer and the Trustee have simultaneously with the execution of this Indenture entered into the Security Agreement pursuant to which the Issuer has granted to the Trustee, in its capacity as Collateral Agent, for the benefit of the Holders of Securities of each series and the Certificate Holders, a first priority Lien on and security interest in the Collateral described therein, subject to the exceptions permitted by Section
3.9. Each Hanover Guarantor, by executing its respective Hanover Guarantee and this Indenture, shall Guarantee the Issuer Obligations. Each Subsidiary of Hanover that becomes a Material Subsidiary and becomes a guarantor under the Senior Credit Agreement shall enter into a supplement to the Hanover Guarantee and an assumption agreement supplemental to the Participation Agreement. Subsequent to the date of this Indenture, the Issuer and the Hanover Guarantors shall execute, as soon as practicable, any further security agreements (substantially in the form of the Security Agreement) or other agreements necessary and take such other actions as necessary to create and maintain an effective security interest in the Equipment and all proceeds and products of any and all of the foregoing.

               The Trustee, the Issuer and the Hanover Guarantors hereby agree that the Trustee, in its capacity as Collateral Agent, holds the Collateral in trust for the benefit of the Holders and the Certificate Holders pursuant to the terms of the Security Documents.

               (b) Each Holder, by accepting a Security, agrees to all of the terms and provisions of the Security Documents, as the same may be amended from time to time pursuant to the provisions of the Security Documents and this Indenture.

               SECTION 11.2. Recording and Opinions. (a) The Issuer and the Hanover Guarantors as soon as practicable shall take or cause to be taken all action required to perfect, maintain, preserve and protect the first priority Lien on and security interest in the Collateral, subject to the exceptions set forth in Section 3.9, granted by the Security Documents, including without limitation, the filing of financing statements, continuation statements and any instruments of further assurance, in such manner and in such places as may be required by law fully to preserve and protect the rights of the Holders and the Trustee, as in its capacity as Collateral Agent, under this Indenture and the Security Documents to all property now and hereafter comprising the Collateral. The Issuer shall from time to time promptly pay all financing and continuation statement recording and/or filing fees, charges and taxes relating to this Indenture and the Security Documents, any amendments thereto and any other instruments of further assurance required pursuant to the Security Documents.

               (b) The Issuer shall furnish to the Trustee promptly after the time of execution and delivery of this Indenture, Opinion(s) of Counsel either
(i) substantially to the effect that, in the opinion of such Counsel, this Indenture and the grant of a security interest in the Collateral intended to be made by the Security Documents and all other instruments of further assurance, including, without limitation, financing statements, have been properly recorded and filed to the extent necessary to perfect the security interests in the Collateral created by the Security Documents and reciting the details of such action, and stating that as to the security interests created pursuant to the Security Documents, such recordings and filings are the only recordings and filings necessary to give notice thereof and that no re-recordings or refilings are necessary to maintain such notice (other than as stated in such opinion) or
(ii) to the effect that, in the opinion
of such counsel, no such action is necessary to perfect such security interests. To the extent not required by the preceding sentence, the Issuer shall deliver the opinion(s) required by Section 314(b) of the TIA. Subsequent to the date of this Indenture, at the time of the execution of any Security Document, Opinion(s) of Counsel with respect to the identical matters set forth in this paragraph (ii) and an Opinion of Counsel to the effect that the Security Documents executed on such date constitute the legally valid, binding and enforceable obligation of the Issuer, subject to acceptable bankruptcy and similar exceptions, shall be delivered to the Trustee.

               (c) The Issuer shall furnish to the Trustee as promptly as practicable after each May 15, beginning with the May 15 following the date of this Indenture, and in any event prior to July 15 in each year, an Opinion of Counsel, dated as of such date, either (i)(A) stating that, in the opinion of such counsel, action has been taken with respect to the recording, filing, re-recording and refiling of all supplemental indentures, financing statements and continuation statements as is necessary to maintain the Lien of the Security Documents and reciting with respect to the security interests in the Collateral the details of such action or referring to prior Opinions of Counsel in which such details are given, and (B) stating that, based on relevant laws as in effect on the date of such Opinion of Counsel, all financing statements and continuation statements have been executed and filed that are necessary as of such date and during the succeeding 12 months fully to maintain the security interest of the Holders and the Trustee hereunder and under the Security Documents with respect to the Collateral, or (ii) stating that, in the opinion of such Counsel, no such action is necessary to maintain such Lien.

               (d) If the Lessee shall at any time purchase all or any portion of the Equipment pursuant to Section 16.2 of the Lease or exercise its Purchase Option or its Maturity Date Purchase Option or make a Control Purchase or Excess Proceeds Purchase with respect to any of the Equipment under Section 20 of the Lease, or if the Equipment shall be sold in accordance with Section 21 of the Lease, then, upon satisfaction of the Issuer's obligation (i) to prepay the applicable portion of the Securities pursuant to Section 8.8(c) and to pay the applicable portion of the accrued and unpaid interest on the Securities so prepaid and any premium, if applicable, and (ii) to prepay the Certificate Holder Contributions and the Certificate Holder Yield and any applicable premium when due, the Trustee, in its capacity as Collateral Agent, shall release the applicable Equipment from the Liens created by the Security Documents. In addition, upon the payment in full of the Securities and all other amounts owing by the Issuer or the Lessee hereunder or under any other Operative Agreement, the Trustee, in its capacity as Collateral Agent, shall release all the Equipment from the Liens created by the Security Documents. Upon request of the Issuer following any such release, the Trustee, in its capacity as Collateral Agent, shall, at the sole cost and expense of the Issuer, execute and deliver to the Issuer or the Lessee such documents as the Issuer shall reasonably request to evidence such release.

               (e) Notwithstanding anything to the contrary herein, upon the payment in full of (i) the Securities and all other amounts owing by the Issuer or the Lessee hereunder or under any other Operative Agreement, (ii) the Certificates and all other amounts due to the Certificate Holders, and (iii) all amounts owing by the Lessee to the Issuer or to any other Person under the Operative Agreements, all remaining moneys in the Account shall be paid out to the Lessee.

               SECTION 11.3. Release of Collateral. (a) The Trustee, in its capacity as Collateral Agent under the Security Documents, shall not at any time release Collateral from the security interest created by this Indenture and the Security Documents unless such release is in accordance with the provisions of this Indenture and the Security Documents.

               (b) At any time when an Event of Default shall have occurred and be continuing, no release of Collateral pursuant to the provisions of this Indenture and the Security Documents shall be effective as against the Holders of the Securities of any series.

               (c) The release of any Collateral from the terms of the Security Documents shall not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral is released in accordance with this Indenture and the Security Documents. To the extent applicable, the Issuer shall cause Section 314(d) of the TIA relating to the release of property from the Lien of the Security Documents and relating to the substitution therefor of any property to be subjected to the Lien of the Security Documents to be complied with. Any certificate or opinion required by
Section 314(d) of the TIA may be made by a Responsible Officer of the Issuer, except in cases where Section 314(d) of the TIA requires that such certificate or opinion be made by an Independent Person, which Person shall be an independent engineer, or other expert selected or approved by the Trustee in the exercise of reasonable care.

               SECTION 11.4. Possession and Use of Collateral. Subject to and in accordance with the provisions of this Indenture and the Security Documents, so long as no Event of Default shall have occurred and be continuing the Issuer shall have the right to remain in possession and retain control of the Collateral other than Trust Moneys held by the Trustee, to operate, manage, develop, lease, use, consume and enjoy the Collateral (other than Trust Moneys and other personal property held by, or required to be deposited or pledged with, the Trustee in its capacity as Collateral Agent under the Indenture or any Security Document), to alter or repair any Collateral consisting of vehicles, machinery or equipment so long as such alterations and repairs do not diminish the value thereof or impair the Lien of the Security Documents thereon and to collect, receive, use, invest and dispose of the reversions, remainders, interest, rents, lease payments, issues, profits, revenues, proceeds and other income thereof.

               SECTION 11.5. Specified Releases of Collateral. The Issuer shall be entitled to obtain a full release of all of the Collateral from the Liens of this Indenture and of the Security Documents upon compliance with the conditions precedent set forth in Article VIII for satisfaction and discharge of this Indenture or for legal defeasance of the outstanding Securities of all series pursuant to Section 8.2. Upon delivery by the Issuer to the Trustee of an Officers' Certificate and Opinion of Counsel, each to the effect that such conditions precedent have been complied with (and which may be the same Officers' Certificate and Opinion of Counsel required by Section 8.2), the Trustee, in its capacity as Collateral Agent, shall forthwith take all necessary action (at the request of and the expense of the Issuer) to release and reconvey to the Issuer all the Collateral, and shall deliver such Collateral in its possession to the Issuer including, without limitation, the execution and delivery of releases and satisfactions whenever required.

               SECTION 11.6. Purchaser Protected. No purchaser or grantee of any property or rights purporting to be released herefrom shall be bound to ascertain the authority of the

Trustee to execute the release or to inquire as to the existence of any conditions herein prescribed for the exercise of such authority; nor shall any purchaser or grantee of any property or rights permitted by this Indenture to be sold or otherwise disposed of by the Issuer be under any obligation to ascertain or inquire into the authority of the Issuer to make such sale or other disposition.

               SECTION 11.7. Authorization of Actions To Be Taken by The Trustee Under the Security Documents. Subject to the provisions of the Security Documents, (a) the Trustee may, in its sole discretion and without the consent of the Holders or the Certificate Holders, take all actions it deems necessary or appropriate in order to (i) enforce any of the terms of the Security Documents and (ii) to collect and receive any and all amounts payable in respect of the obligations of the Issuer hereunder or of the Hanover Guarantors under their respective Hanover Guarantees and (b) the Trustee shall have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts that may be unlawful or in violation of the Security Documents or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders and the Certificate Holders in the Collateral (including the power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest thereunder or be prejudicial to the interests of the Holders or the Certificate Holders of the Trustee).

               SECTION 11.8. Authorization of Receipt of Funds by the Trustee Under the Security Documents. The Trustee is authorized to receive any funds for the benefit of Holders and the Certificate Holders distributed under the Security Documents, and to make further distributions of such funds to the Holders and to the Issuer, for distribution to the Certificate Holders, in accordance with the provisions of Article VIII and the other provisions of this Indenture.

                                  ARTICLE XII

                                Collateral Agent
                                ----------------

               SECTION 12.1. Appointment of Collateral Agent.

               (a) The Trustee is hereby irrevocably designated and appointed as Collateral Agent for the Holders and the Certificate Holders under this Indenture and the Security Documents and is irrevocably authorized to take such action on behalf of the Holders and the Certificate Holders under the provisions of the Security Documents and the other Operative Agreements and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of the Security Documents and the other Operative Agreements, together with such other powers as are reasonably incidental thereto.

               (b) Notwithstanding any provision to the contrary elsewhere in this Indenture, the Trustee, in its capacity as Collateral Agent, shall not have any duties or responsibilities to the Holders or the Certificate Holders, except those expressly set forth herein or in any other Security Document or Operative Agreement, or any fiduciary relationship with any Holder or Certificate Holder, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Security Documents or any other Operative Agreements or otherwise exist against the Trustee, in its capacity as Collateral Agent.

               SECTION 12.2. Delegation of Duties. The Trustee, as Collateral Agent, may execute any of its duties or powers under this Indenture and each of the other Security Documents and Operative Agreements by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties and powers. The Trustee, as Collateral Agent, shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care, except as otherwise provided in subsection 12.3.

               SECTION 12.3. Exculpatory Provisions. Neither the Trustee, as Collateral Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Security Documents or any other Operative Agreements (except for its or such Person's own gross negligence or willful misconduct or any breach of any representation or covenant made by it in its individual capacity in the Operating Agreements) of its representations or covenants in the Operating Agreements), or (b) responsible in any manner to any of the Holders or Certificate Holders for any recitals, statements, representations or warranties made by the Trustee, as Collateral Agent, or any officer of it contained in the Security Documents, any other Operative Agreements or in any certificate, report, statement or other document referred to or provided for in, or received by the Trustee, as Collateral Agent, under or in connection with, the Security Documents or any other Operative Agreements or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Security Documents or any other Operative Agreements. The Trustee, as Collateral Agent, shall not be under any obligation to any Holder or Certificate Holder to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any Security Document or any other Operative Agreements, or to inspect the properties, books or records of the Issuer.

               SECTION 12.4. Reliance by Collateral Agent. The Trustee, as Collateral Agent, shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Issuer), independent accountants and other experts selected by the Trustee, as Collateral Agent.

               IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.


                                       HANOVER EQUIPMENT TRUST 2001B


                                       By:    WILMINGTON TRUST COMPANY,
                                              not individually but solely
                                              as trustee of the Issuer


                                              By ____________________________
                                                 Name:
                                                 Title:


                                       WILMINGTON TRUST FSB


                                       By ____________________________
                                       Name:
                                       Title:



                                       HANOVER GUARANTORS (signing solely
                                       for the purposes of Section 2.9,
                                       Article IV, Article IX, Article X
                                       and Article XI hereof)

                                       HANOVER COMPRESSOR COMPANY


                                       By ____________________________
                                       Name:
                                       Title:



                                       HANOVER COMPRESSION LIMITED PARTNERSHIP


                                       By ____________________________
                                       Name:
                                       Title:

                                       HANOVER COMPRESSOR LIMITED HOLDINGS, LLC


                                       By ____________________________
                                       Name:
                                       Title:




                                       HANOVER LAND LIMITED PARTNERSHIP


                                       By ____________________________
                                       Name:
                                       Title:




                                       HANOVER/SMITH LIMITED PARTNERSHIP


                                       By ____________________________
                                       Name:
                                       Title:




                                       HANOVER MAINTECH LIMITED PARTNERSHIP


                                       By ____________________________
                                       Name:
                                       Title:




                                       HANOVER ACQUISITION LIMITED PARTNERSHIP


                                       By ____________________________
                                       Name:
                                       Title:

                                       EUREKA ENERGY LIMITED PARTNERSHIP



                                       By ____________________________
                                       Name:
                                       Title:



                                       HANOVER APPLIED PROCESS SOLUTIONS, INC.


                                       By ____________________________
                                       Name:
                                       Title:



                                       HANOVER OEC COMPRESSION CORPORATION


                                       By ____________________________
                                       Name:
                                       Title:

                                                                       EXHIBIT A

                       [FORM OF FACE OF INITIAL SECURITY]

                    [Applicable Restricted Securities Legend]
                       [Depository Legend, if applicable]

No. [___]                          Principal Amount $250,000,000, as
                                   revised by the Schedule of Increases and Decreases in Global Security attached hereto

                       8.75% Senior Secured Notes due 2011

               Hanover Equipment Trust 2001B, a Delaware business trust, promises to pay to [__________], or registered assigns, the principal sum of $250,000,000 Dollars, as revised by the Schedule of Increases and Decreases in Global Security attached hereto, on September 1, 2011.

               Interest Payment Dates:      March 1 and September 1
               Record Dates:                February 15 and August 15

               Additional provisions of this Security are set forth on the other side of this Security.

                                      HANOVER EQUIPMENT TRUST 2001B



                                      By:______________________________________
                                         Name:
                                         Title:
TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION

WILMINGTON TRUST FSB, as Trustee, certifies that this is one of the Securities referred to in the Indenture.


By:______________________________________
    Authorized Signatory                                  Date: _______ __, 2001

                   [FORM OF REVERSE SIDE OF INITIAL SECURITY]

                       8.75% Senior Secured Note due 2011

1.      Interest

               Hanover Equipment Trust 2001B, a Delaware business trust (such business trust, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Issuer"), promises to pay interest on the principal amount of this Security at the rate per annum shown above.

               The Issuer will pay interest semiannually in arrears on March 1 and September 1 of each year commencing March 1, 2002. Interest on the Securities will accrue from the most recent date to which interest has been paid on the Securities or, if no interest has been paid, from September 1, 2001. The Issuer shall pay interest on overdue principal or premium, if any (plus interest on such interest to the extent lawful), at the rate borne by the Securities to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.      Method of Payment

               By at least 10:00 a.m. (New York City time) on the date on which any principal of or interest on any Security is due and payable, the Issuer shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such principal, premium, if any, and/or interest. The Issuer will pay interest (except Defaulted Interest) to the Persons who are registered Holders of Securities at the close of business on the February 15 or August 15 next preceding the interest payment date even if Securities are cancelled, repurchased or redeemed after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Issuer will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of Securities represented by a Global Security (including principal, premium, if any, and interest) will be made by the transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Issuer will make all payments in respect of a Definitive Security (including principal, premium, if any, and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the Securities may also be made, in the case of a Holder of a least $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.      Paying Agent and Registrar

               Initially, Wilmington Trust FSB (the "Trustee"), will act as Trustee, Paying Agent and Registrar. The Issuer may appoint and change any Paying Agent, Registrar or co-registrar without notice to any Securityholder. The Issuer or any of its Restricted Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4.      Indenture

               The Issuer issued the Securities under an Indenture dated as of August 30, 2001 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the "Indenture"), among the Issuer, the Hanover Guarantors and the Trustee, and a Participation Agreement dated as of August 30, 2001 (the "Participation Agreement") among the Issuer, the Lessee, the Certificate Holders named therein, the Hanover Guarantors, the Trustee and Wilmington Trust Company. The terms of the Securities include those stated in the Indenture and the Participation Agreement and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture (the "Act"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of those terms.

               The Securities are secured senior obligations of the Issuer limited to $250 million aggregate principal amount (subject to Section 2.2 of the Indenture). This Security is one of the Original Securities (also referred to as Initial Securities) referred to in the Indenture. The Initial Securities and the Exchange Securities will be treated as a single class of securities under the Indenture. The Indenture and the Participation Agreement impose certain limitations on, among other things: the Incurrence of Indebtedness by the Issuer or Hanover or its Restricted Subsidiaries, the purchase or redemption of Capital Stock of Hanover, the Incurrence of Liens by the Issuer or Hanover or its Restricted Subsidiaries, the sale or transfer of assets and Capital Stock of Restricted Subsidiaries of Hanover, the issuance or sale of Capital Stock of Restricted Subsidiaries of Hanover, the business activities and investments of the Issuer, mergers and consolidation of Hanover, and transactions with Affiliates of Hanover and its Restricted Subsidiaries. In addition, the Participation Agreement limits the ability of Hanover and its Restricted Subsidiaries to restrict distributions and dividends from Restricted Subsidiaries.

               To guarantee the due and punctual payment of the principal, premium, if any, and interest on the Securities and all other amounts payable by the Issuer under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture, the Hanover Guarantors will have unconditionally guaranteed, upon the release of escrowed funds pursuant to an Escrow Agreement, dated as of August 30, 2001 (the "Escrow Agreement"), among the Issuer, Hanover Equipment Trust 2001B and Wilmington Trust Company, as escrow agent, (and future Hanover Guarantors, together with the Hanover Guarantors, will unconditionally guarantee) jointly and severally, upon the occurrence of and during a Lease Event of Default, such obligations on a senior subordinated basis pursuant to the terms of a Guarantee, to be dated as of the date the escrowed funds are released pursuant to the Escrow Agreement, by the Hanover Guarantors.

5.      Redemption

               Except as set forth below, the Securities will not be redeemable at the option of the Issuer prior to September 1, 2006. On and after such date, the Issuer may redeem all or, from time to time, a part of the Securities upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each Holder's registered address and in accordance with the provisions of
Section 20.1 of the Lease, at the following redemption prices (expressed in percentages of principal amount), plus accrued and unpaid interest, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on September 1 of the years set forth below:

                                                                    Redemption
Period                                                              Price
------                                                              ----------
2006                                                                104.375%
2007                                                                102.917%
2008                                                                101.458%
2009 and thereafter                                                 100.000%

               Prior to September 1, 2004, to the extent that Hanover raises Net Cash Proceeds from one or more Public Equity Offerings and such Net Cash Proceeds are contributed toward an Equipment Purchase (as defined below), the Issuer may on any one or more occasions redeem up to 35% of the original principal amount of the Securities with the proceeds from an Equipment Purchase in accordance with the provisions of Section 20.1(b) of the Lease at a redemption price (expressed as a percentage of principal amount) of 108.75% plus accrued and unpaid interest, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided, however, that at least 65% of the original principal amount of the Securities must remain outstanding after each such redemption; provided further, that each such redemption occurs within 60 days of the date of closing of such Public Equity Offering.

               In each case, the Issuer will redeem the Securities with the proceeds from the Lessee's purchase of the Issuer's Equipment (the "Equipment Purchase"), in accordance with Sections 20.1(a) or 20.1(b), as applicable, of the Lease.

               In the case of any partial redemption, selection of the Securities for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed or, if the Securities are not listed, then on a pro rata basis, by lot or by such other method as the Trustee in its sole discretion shall deem to be fair and appropriate, although no Securities of $1,000 in original principal amount or less will be redeemed in part. If any Security is to be redeemed in part only, the notice of redemption relating to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. On and after the redemption date, interest will cease to accrue on Securities or portions thereof called for redemption as long as the Issuer has deposited with the Paying Agent funds in satisfaction of the applicable redemption price pursuant to the Indenture.

               If, in the sole judgment of the trustee of the Issuer prior to the POI Acquisition (defined below), the acquisition by the Lessee and its affiliates of Production Operators Corporation and certain other assets of Schlumberger Limited ("Schlumberger") and its affiliates, pursuant to that certain Purchase Agreement dated as of June 28, 2001 by and among Hanover Compression Limited Partnership, Schlumberger and the other parties named therein (the "POI Acquisition"), will not be consummated by November 15, 2001, the Issuer may at its option at any time before November 1, 2001 redeem all, but not less than all, of the Securities then Outstanding at a redemption price (expressed as a percentage of principal amount) of 101%, plus accrued and unpaid interest to the redemption date ("Special Optional Redemption").

               In the event that there has been no Special Optional Redemption and the POI Acquisition has not been consummated by November 15, 2001, on November 30, 2001 the Issuer shall redeem all Securities then Outstanding at a redemption price (expressed as a percentage of principal amount ) of 101%, plus accrued and unpaid interest to the redemption date ("Special Mandatory Redemption", and together with Special Optional Redemption, "Special Redemption").

               If a redemption date is on or after an interest record date and on or before the related interest payment date, the accrued and unpaid interest, if any, will be paid to the Person in whose name the Security is registered at the close of business on such record date, and no additional interest will be payable to Holders whose Securities will be subject to redemption by the Issuer.

6.      Repurchase Provisions

               (a) Upon a Change of Control with respect to Hanover, any Holder of Securities will have the right to cause the Issuer to repurchase all or any part of the Securities of such Holder at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date) as provided in, and subject to the terms of, the Indenture. The Issuer will repurchase the Securities with the proceeds from an Equipment Purchase in accordance with Section 20.1(c) of the Lease.

               (b) In the event of an Asset Disposition that requires the purchase of Securities pursuant to Section 9.6 of the Participation Agreement and Section 3.3 of the Indenture, the Issuer will be required to apply such Excess Proceeds to the repayment of the Securities in accordance with the procedures set forth in Section 3.3 of the Indenture. The Issuer will repurchase the Securities with the proceeds from an Equipment Purchase in accordance with
Section 20.1(d) of the Lease.

7.      Denominations; Transfer; Exchange

               The Securities are in registered form without coupons in denominations of principal amount of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange (i) any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) for a period beginning 15 days before the mailing of a notice of Securities to be redeemed and ending on the date of such mailing or (ii) any Securities for a period beginning 15 days before an interest payment date and ending on such interest payment date.

8.      Persons Deemed Owners


               The registered Holder of this Security may be treated as the owner of it for all purposes.

9.      Unclaimed Money

               If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Issuer at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Issuer and not to the Trustee for payment.

10.     Defeasance

               Subject to certain conditions set forth in the Indenture, the Issuer at any time may terminate some or all of its obligations under the Securities and the Indenture if the Issuer deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

11.     Amendment, Waiver

               Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in principal amount of the then outstanding Securities and (ii) any default (other than with respect to nonpayment or in respect to a provision that cannot be amended without the written consent of each Securityholder affected) or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount of the then outstanding Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Issuer and the Trustee may amend the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency, or to provide for uncertificated Securities in addition to or in place of certificated Securities, or to add guarantees with respect to the Securities or to secure the Securities, or to add additional covenants of the Issuer and the Hanover Guarantors, or surrender rights and powers conferred on the Issuer, or to comply with any request of the SEC in connection with qualifying the Indenture under the Act, or to make any change that does not adversely affect the rights of any Securityholder, or to provide for the issuance of Exchange Securities.

12.     Defaults and Remedies

               Under the Indenture, Events of Default include (i) default for 30 days in payment of interest when due on the Securities; (ii) default in payment of principal or premium, if any, on the Securities at Stated Maturity, upon required repurchase or upon optional redemption pursuant to paragraphs 5 and 6 of the Securities, upon declaration or otherwise; (iii) the failure by Hanover or any Hanover Guarantor to comply with its obligations under (x) Section 9.10 of the Participation Agreement or (y) prior to the execution and delivery of the Participation Agreement, Article IV of the Indenture, which default shall continue unremedied for a period of 30 days after receipt of notice thereof;
(iv) failure by the Issuer to comply for 30 days after notice with any of its obligations under the covenants described under Sections 3.2 through 3.27 inclusive of the Indenture (in each case, other than a failure to purchase Securities when required pursuant to Section 3.3 or 3.4, which failure shall constitute an Event of Default under clause (ii) above); (v) the failure by the Issuer to comply for 60 days after notice with its other agreements contained in the Indenture or under the Securities (other than those referred to in (i), (ii), (iii) or (iv) above) or any covenant, representation or warranty under any of the Operative Agreements; (vi) the occurrence and continuation of a Lease Event of Default; (vii) the Operative Agreements no longer create a first priority lien on all the Collateral for the benefit of the Trustee, in its capacity as Collateral Agent; (viii) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by Hanover or any of its Restricted Subsidiaries (or the payment of which is guaranteed by Hanover or any of its Restricted Subsidiaries), other than Indebtedness owed to Hanover or a Restricted Subsidiary, whether such Indebtedness or guarantee now exists, or is created after the date of the Indenture, which default (a) is caused by a failure to pay principal of, or interest or premium, if any, on such Indebtedness before the expiration of the grace period provided in such Indebtedness ("Payment Default") or (b) results in the acceleration of such Indebtedness prior to its maturity (the "cross acceleration provision") and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $20.0 million or more; (ix) certain events of bankruptcy, insolvency or reorganization of the Issuer, Hanover or a Significant Subsidiary or group of Restricted Subsidiaries that, taken together (as of the latest audited consolidated financial statements for Hanover and its Restricted Subsidiaries), would constitute a Significant Subsidiary (the "bankruptcy provisions"); (x) failure by the Issuer, Hanover or any Restricted Subsidiary to pay final judgments aggregating in excess of $20.0 million or its foreign currency equivalent at the time (net of any amounts with respect to which a reputable and creditworthy insurance company has acknowledged liability in writing), which judgments are not paid, discharged or stayed for a period of 60 days (the "judgment default provision") or (xi) any respective Guarantee of any of the Hanover Guarantors ceases to be in full force and effect (except as contemplated by the terms of the Indenture) or is declared null and void in a judicial proceeding or any Hanover Guarantor denies or disaffirms its obligations under the Indenture, the Participation Agreement or its Hanover Guarantee. However, a default under clauses (iv) and (v) will not constitute an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities notify the Issuer of the default and the Issuer does not cure such default within the time specified in clauses (iv) and
(v) hereof after receipt of such notice.

               If an Event of Default (other than an Event of Default described in clause (ix) above) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately. Events of Default described in clause (ix) above will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

               Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of principal or interest) if it determines that withholding notice is in their interest.

13.     Trustee Dealings with the Issuer

               Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Issuer or its Affiliates and may otherwise deal with the Issuer or its affiliates with the same rights it would have if it were not Trustee.

14.     No Recourse Against Others

               An incorporator, director, officer, employee, stockholder or controlling person, as such, of each of the Issuer, or any Hanover Guarantor shall not have any liability for any obligations of the Issuer under the Securities, the Indenture, the Participation Agreement or any Hanover Guarantees or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

15.     Authentication

               This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) manually signs the certificate of authentication on the other side of this Security.

16.     Abbreviations

               Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian) and U/G/M/A (=Uniform Gift to Minors Act).

17.     CUSIP Numbers

               Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Issuer has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

18.     Governing Law

               This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

               The Issuer will furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

                      Hanover Equipment Trust 2001B
                      c/o Wilmington Trust Company
                      Rodney Square North
                      1100 North Market Street
                      Wilmington, Delaware 19890
                      Attention: Corporate Trust Administration
                      Telecopy No.: 302-651-8882

                      with a copy to:

                      Hanover Compressor Company
                      Hanover Compression Limited Partnership
                      12001 North Houston Rossyln
                      Houston, Texas  77806
                      Attention: Chief Financial Officer

                                 ASSIGNMENT FORM

               To assign this Security, fill in the form below:

               I or we assign and transfer this Security to

               --------------------------------------------------------------
                  (Print or type assignee's name, address and zip code)


                  -----------------------------------------------------
                    (Insert assignee's soc. sec. or tax I.D. No.)

        and irrevocably appoint ___________ agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

--------------------------------------------------------------------------------

Date:                                       Your signature:
     -------------------------                             ---------------------

Signature Guarantee:
                    ------------------------------------------------------------
                         (Signature must be guaranteed)

--------------------------------------------------------------------------------
Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

          [1]  acquired for the undersigned's own account, without transfer; or

          [2]  transferred to the Issuer; or

          [3] transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"); or

          [4] transferred pursuant to an effective registration statement under the Securities Act; or

          [5] transferred pursuant to and in compliance with Regulation S under the Securities Act; or

          [6] transferred to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act), that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter appears as Section 2.7 of the Indenture); or

          [7] transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (5), (6) or
(7) is checked, the Trustee or the Issuer may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Issuer may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                                    --------------------------------------------
                                    Signature

Signature Guarantee:

------------------------------      --------------------------------------------
(Signature must be guaranteed)      Signature


--------------------------------------------------------------------------------

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

TO BE COMPLETED BY PURCHASER IF (1) OR (3) ABOVE IS CHECKED.

               The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

------------------
Dated:

                      [TO BE ATTACHED TO GLOBAL SECURITIES]
              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

               The following increases or decreases in this Global Security have been made:

                                                                              Signature of
                                   Amount of                                  authorized
              Amount of decrease   increase in         Principal Amount of    signatory of
              in Principal         Principal Amount    this Global Security   Trustee or
Date of       Amount of this       of this Global      following such         Securities
Exchange      Global Security      Security            decrease or increase   Custodian
-------       --------------       ----------          ------------           -------------

                       OPTION OF HOLDER TO ELECT PURCHASE

               If you want to elect to have this Security purchased by the Issuer pursuant to Section 3.3 or 3.4 of the Indenture, check either box:

                                    [ ]     [ ]
                                    3.3     3.4

               If you want to elect to have only part of this Security purchased by the Issuer pursuant to Section 3.3 or 3.4 of the Indenture, state the amount in principal amount (must be integral multiple of $1,000): $



Date: ____________ Your Signature ______________________________________________
                                  (Sign exactly as your name appears on the
                                          other side of the Security)


Signature Guarantee:____________________________________________________________
                                  (Signature must be guaranteed)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

                                                                       EXHIBIT B

                       [FORM OF FACE OF EXCHANGE SECURITY]

                       [Depository Legend, if applicable]

No. [_____]                                  Principal Amount $250,000,000,
                                             as revised by the Schedule of
                                             Increases and Decreases in Global
                                             Security attached hereto

                                                      CUSIP NO. ________________
                                                          ISIN: ________________

                       8.75% Senior Secured Notes due 2011

               Hanover Equipment Trust 2001B, a Delaware business trust, promises to pay to [______________], or registered assigns, the principal sum of 250,000,000 Dollars, as revised by the Schedule of Increases and Decreases in Global Security attached hereto, on September 1, 2011.

               Interest Payment Dates:      March 1 and September 1
               Record Dates:                February 15 and August 15

               Additional provisions of this Security are set forth on the other side of this Security.

                                            HANOVER EQUIPMENT TRUST 2001V


                                            By:
                                               ---------------------------------


TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION

WILMINGTON TRUST FSB,
as Trustee, certifies
that this is one of
the Securities referred
to in the Indenture.

By:_________________________________
   Authorized Signatory                   Date: _______ __, 2001

                   [FORM OF REVERSE SIDE OF EXCHANGE SECURITY]

                       8.75% Senior Secured Note due 2011

1.      Interest

               Hanover Equipment Trust 2001B, a Delaware business trust (such business trust, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Issuer"), promises to pay interest on the principal amount of this Security at the rate per annum shown above.

               The Issuer will pay interest semiannually in arrears on March 1 and September 1 of each year commencing March 1, 2002. Interest on the Securities will accrue from the most recent date to which interest has been paid on the Securities or, if no interest has been paid, from September 1, 2001. The Issuer shall pay interest on overdue principal or premium, if any (plus interest on such interest to the extent lawful), at the rate borne by the Securities to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.      Method of Payment

               By at least 10:00 a.m. (New York City time) on the date on which any principal of or interest on any Security is due and payable, the Issuer shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such principal, premium, if any, and/or interest. The Issuer will pay interest (except Defaulted Interest) to the Persons who are registered Holders of Securities at the close of business on the February 15 or August 15 next preceding the interest payment date even if Securities are cancelled, repurchased or redeemed after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Issuer will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of Securities represented by a Global Security (including principal, premium, if any, and interest) will be made by the transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Issuer will make all payments in respect of a Definitive Security (including principal, premium, if any, and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the Securities may also be made, in the case of a Holder of a least $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.      Paying Agent and Registrar

               Initially, Wilmington Trust FSB (the "Trustee"), will act as Trustee, Paying Agent and Registrar. The Issuer may appoint and change any Paying Agent, Registrar or co-registrar without notice to any Securityholder. The Issuer or any of its Restricted Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4.      Indenture

               The Issuer issued the Securities under an Indenture dated as of August 30, 2001 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the "Indenture"), among the Issuer, the Hanover Guarantors and the Trustee, and a Participation Agreement dated as of August 30, 2001 (the "Participation Agreement") among the Issuer, the Lessee, the Certificate Holders named therein, the Hanover Guarantors, the Trustee and Wilmington Trust Company. The terms of the Securities include those stated in the Indenture and the Participation Agreement and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture (the "Act"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of those terms.

               The Securities are secured senior obligations of the Issuer limited to $250 million aggregate principal amount (subject to Section 2.2 of the Indenture). This Security is one of the Original Securities (also referred to as Initial Securities) referred to in the Indenture. The Initial Securities and the Exchange Securities will be treated as a single class of securities under the Indenture. The Indenture and the Participation Agreement impose certain limitations on, among other things: the Incurrence of Indebtedness by the Issuer or Hanover or its Restricted Subsidiaries, the purchase or redemption of Capital Stock of Hanover, the Incurrence of Liens by the Issuer or Hanover or its Restricted Subsidiaries, the sale or transfer of assets and Capital Stock of Restricted Subsidiaries of Hanover, the issuance or sale of Capital Stock of Restricted Subsidiaries of Hanover, the business activities and investments of the Issuer, mergers and consolidation of Hanover, and transactions with Affiliates of Hanover and its Restricted Subsidiaries. In addition, the Participation Agreement limits the ability of Hanover and its Restricted Subsidiaries to restrict distributions and dividends from Restricted Subsidiaries.

               To guarantee the due and punctual payment of the principal, premium, if any, and interest on the Securities and all other amounts payable by the Issuer under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture, the Hanover Guarantors will have unconditionally guaranteed, upon the release of escrowed funds pursuant to an Escrow Agreement, dated as of August 30, 2001 (the "Escrow Agreement"), among the Issuer, Hanover Equipment Trust 2001B and Wilmington Trust Company, as escrow agent, (and future Hanover Guarantors, together with the Hanover Guarantors, will unconditionally guarantee) jointly and severally, upon the occurrence of and during a Lease Event of Default, such obligations on a senior subordinated basis pursuant to the terms of a Guarantee, to be dated as of the date the escrowed funds are released pursuant to the Escrow Agreement, by the Hanover Guarantors.

5.      Redemption

               Except as set forth below, the Securities will not be redeemable at the option of the Issuer prior to September 1, 2006. On and after such date, the Issuer may redeem all or, from time to time, a part of the Securities upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each Holder's registered address and in accordance with the provisions of
Section 20.1 of the Lease, at the following redemption prices (expressed in

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                                                                               4

percentages of principal amount), plus accrued and unpaid interest, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on September 1 of the years set forth below:

                                                                   Redemption
Period                                                             Price
------                                                             -----------
2006                                                                104.375%
2007                                                                102.917%
2008                                                                101.458
2009 and thereafter                                                 100.000%

               Prior to September 1, 2004, to the extent that Hanover raises Net Cash Proceeds from one or more Public Equity Offerings and such Net Cash Proceeds are contributed toward an Equipment Purchase (as defined below), the Issuer may on any one or more occasions redeem up to 35% of the original principal amount of the Securities with the proceeds from an Equipment Purchase in accordance with the provisions of Section 20.1(b) of the Lease at a redemption price (expressed as a percentage of principal amount) of 108.75% plus accrued and unpaid interest, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided, however, that at least 65% of the original principal amount of the Securities must remain outstanding after each such redemption; provided further, that each such redemption occurs within 60 days of the date of closing of such Public Equity Offering.

               In each case, the Issuer will redeem the Securities with the proceeds from the Lessee's purchase of the Issuer's Equipment (the "Equipment Purchase"), in accordance with Sections 20.1(a) or 20.1(b), as applicable, of the Lease.

               In the case of any partial redemption, selection of the Securities for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed or, if the Securities are not listed, then on a pro rata basis, by lot or by such other method as the Trustee in its sole discretion shall deem to be fair and appropriate, although no Securities of $1,000 in original principal amount or less will be redeemed in part. If any Security is to be redeemed in part only, the notice of redemption relating to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. On and after the redemption date, interest will cease to accrue on Securities or portions thereof called for redemption as long as the Issuer has deposited with the Paying Agent funds in satisfaction of the applicable redemption price pursuant to the Indenture.

               If a redemption date is on or after an interest record date and on or before the related interest payment date, the accrued and unpaid interest, if any, will be paid to the Person in whose name the Security is registered at the close of business on such record date, and no additional interest will be payable to Holders whose Securities will be subject to redemption by the Issuer.

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                                                                               5

6.      Repurchase Provisions

               (a) Upon a Change of Control with respect to Hanover, any Holder of Securities will have the right to cause the Issuer to repurchase all or any part of the Securities of such Holder at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date) as provided in, and subject to the terms of, the Indenture. The Issuer will repurchase the Securities with the proceeds from an Equipment Purchase in accordance with Section 20.1(c) of the Lease.

               (b) In the event of an Asset Disposition that requires the purchase of Securities pursuant to Section 9.6 of the Participation Agreement and Section 3.3 of the Indenture, the Issuer will be required to apply such Excess Proceeds to the repayment of the Securities in accordance with the procedures set forth in Section 3.3 of the Indenture. The Issuer will repurchase the Securities with the proceeds from an Equipment Purchase in accordance with
Section 20.1(d) of the Lease.

7.      Denominations; Transfer; Exchange

               The Securities are in registered form without coupons in denominations of principal amount of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange (i) any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) for a period beginning 15 days before the mailing of a notice of Securities to be redeemed and ending on the date of such mailing or (ii) any Securities for a period beginning 15 days before an interest payment date and ending on such interest payment date.

8.      Persons Deemed Owners

               The registered Holder of this Security may be treated as the owner of it for all purposes.

9.      Unclaimed Money

               If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Issuer at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Issuer and not to the Trustee for payment.

10.     Defeasance

               Subject to certain conditions set forth in the Indenture, the Issuer at any time may terminate some or all of its obligations under the Securities and the Indenture if the Issuer

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                                                                               6

deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

11.     Amendment, Waiver

               Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in principal amount of the then outstanding Securities and (ii) any default (other than with respect to nonpayment or in respect of a provision that cannot be amended without the written consent of each Securityholder affected) or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount of the then outstanding Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Issuer and the Trustee may amend the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency, or to provide for uncertificated Securities in addition to or in place of certificated Securities, or to add guarantees with respect to the Securities or to secure the Securities, or to add additional covenants of the Issuer and the Hanover Guarantors, or surrender rights and powers conferred on the Issuer, or to comply with any request of the SEC in connection with qualifying the Indenture under the Act, or to make any change that does not adversely affect the rights of any Securityholder, or to provide for the issuance of Exchange Securities.

12.     Defaults and Remedies

               Under the Indenture, Events of Default include (i) default for 30 days in payment of interest when due on the Securities; (ii) default in payment of principal or premium, if any, on the Securities at Stated Maturity, upon required repurchase or upon optional redemption pursuant to paragraphs 5 and 6 of the Securities, upon declaration or otherwise; (iii) the failure by Hanover or any Hanover Guarantor to comply with its obligations under Section 9.10 of the Participation Agreement which default shall continue unremedied for a period of 30 days after receipt of notice thereof; (iv) failure by the Issuer to comply for 30 days after notice with any of its obligations under the covenants described under Sections 3.2 through 3.27 inclusive of the Indenture (in each case, other than a failure to purchase Securities when required pursuant to
Section 3.3 or 3.4, which failure shall constitute an Event of Default under clause (ii) above; (v) the failure by the Issuer to comply for 60 days after notice with its other agreements contained in the Indenture or under the Securities (other than those referred to in (i), (ii), (iii) or (iv) above) or any covenant, representation or warranty under any of the Operative Agreements;
(vi) the occurrence and continuation of a Lease Event of Default; (vii) the Operative Agreements no longer create a first priority lien on all the Collateral for the benefit of the Trustee, in its capacity as Collateral Agent;
(viii) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by Hanover or any of its Restricted Subsidiaries (or the payment of which is guaranteed by Hanover or any of its Restricted Subsidiaries), other than Indebtedness owed to Hanover or a Restricted Subsidiary, whether such Indebtedness or guarantee now exists, or is created after the date of the Indenture, which default (a) is caused by a failure to pay principal of, or interest or premium, if any, on such Indebtedness before the expiration of the grace period provided in such Indebtedness ("Payment Default") or (b) results in the acceleration of such Indebtedness prior to its maturity (the "cross acceleration provision") and, in each case, the

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                                                                               7

principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $20.0 million or more;
(ix) certain events of bankruptcy, insolvency or reorganization of the Issuer, Hanover or a Significant Subsidiary or group of Restricted Subsidiaries that, taken together (as of the latest audited consolidated financial statements for Hanover and its Restricted Subsidiaries), would constitute a Significant Subsidiary (the "bankruptcy provisions"); (x) failure by the Issuer, Hanover or any Restricted Subsidiary to pay final judgments aggregating in excess of $20.0 million or its foreign currency equivalent at the time (net of any amounts with respect to which a reputable and creditworthy insurance company has acknowledged liability in writing), which judgments are not paid, discharged or stayed for a period of 60 days (the "judgment default provision") or (xi) any respective Guarantee of any of the Hanover Guarantors ceases to be in full force and effect (except as contemplated by the terms of the Indenture) or is declared null and void in a judicial proceeding or any Hanover Guarantor denies or disaffirms its obligations under the Indenture, the Participation Agreement or its Hanover Guarantee. However, a default under clauses (iv) and (v) will not constitute an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities notify the Issuer of the default and the Issuer does not cure such default within the time specified in clauses (iv) and
(v) hereof after receipt of such notice.

               If an Event of Default (other than an Event of Default described in clause (ix) above) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately. Events of Default described in clause (ix) above will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

               Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of principal or interest) if it determines that withholding notice is in their interest.

13.     Trustee Dealings with the Issuer

               Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Issuer or its Affiliates and may otherwise deal with the Issuer or its affiliates with the same rights it would have if it were not Trustee.

14.     No Recourse Against Others

               An incorporator, director, officer, employee, stockholder or controlling person, as such, of each of the Issuer, or any Hanover Guarantor shall not have any liability for any obligations of the Issuer under the Securities, the Indenture, the Participation Agreement or any Hanover Guarantees or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

15.     Authentication

               This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) manually signs the certificate of authentication on the other side of this Security.

16.     Abbreviations

               Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian) and U/G/M/A (=Uniform Gift to Minors Act).

17.     CUSIP Numbers

               Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Issuer has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

18.     Governing Law

               This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

               The Issuer will furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

                      Hanover Equipment Trust 2001B
                      c/o Wilmington Trust Company
                      Rodney Square North
                      1100 North Market Street
                      Wilmington, Delaware 19890
                      Attention: Corporate Trust Administration
                      Telecopy No.: 302-651-8882

                      with a copy to:

                      Hanover Compressor Company
                      Hanover Compression Limited Partnership
                      12001 North Houston Rossyln
                      Houston, Texas  77806

                      Attention: Chief Financial Officer

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

          ------------------------------------------------------------
              (Print or type assignee's name, address and zip code)


                  ---------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint ___________ agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

--------------------------------------------------------------------------------

Date:                          Your signature:
     -------------------------                ----------------------------------

Signature Guarantee:
                    ------------------------------------------------------------
                                (Signature must be guaranteed)

--------------------------------------------------------------------------------
Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

                      [TO BE ATTACHED TO GLOBAL SECURITIES]
              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

               The following increases or decreases in this Global Security have been made:

                                                                              Signature of
                                   Amount of                                  authorized
              Amount of decrease   increase in         Principal Amount of    signatory of
              in Principal         Principal Amount    this Global Security   Trustee or
Date of       Amount of this       of this Global      following such         Securities
Exchange      Global Security      Security            decrease or increase   Custodian
-------       --------------       ----------          ------------           -------------

                       OPTION OF HOLDER TO ELECT PURCHASE

               If you want to elect to have this Security purchased by the Issuer pursuant to Section 3.3 or 3.4 of the Indenture, check either box:

                                    [ ]     [ ]
                                    3.3     3.4

               If you want to elect to have only part of this Security purchased by the Issuer pursuant to Section 3.3 or 3.4 of the Indenture, state the amount in principal amount (must be integral multiple of $1,000): $



Date: ____________ Your Signature ______________________________________________
                                    (Sign exactly as your name appears on the
                                            other side of the Security)



Signature Guarantee:
                     -----------------------------------------------------------
                                  (Signature must be guaranteed)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.



                                      12
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                                                                              13

                                                                         ANNEX A

                        [FORM OF PARTICIPATION AGREEMENT]